UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

NextDecade Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

September 5, 2018

Dear Fellow Stockholder:

The accompanying proxy is solicited by the board of directors of NextDecade Corporation, a Delaware corporation (the “Company”), for use at the Special Meeting of Stockholders (the “Special Meeting”) of the Company to be held on September 25, 2018 at 9:00 a.m., Central Time, at Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002.  For those of you who cannot be present at the Special Meeting, we encourage you to participate by indicating your choices on the proxy form provided to you and completing and returning it at your earliest convenience.  If you sign and return your proxy form without specifying your choices, it will be understood that you wish to have your shares voted in accordance with our board of directors’ recommendations.

This booklet includes the Notice of Special Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the Special Meeting.  At the Special Meeting, you will have an opportunity to discuss each item of business described in the Notice of Special Meeting of Stockholders and the Proxy Statement and to ask questions about our operations and the Company.

Our 2017 Annual Report to Stockholders, which is not part of the Proxy Statement, provides additional information regarding our financial results for the fiscal year ended December 31, 2017.  A copy of our 2017 Annual Report to Stockholders is available at www.next-decade.com or may be requested from the Company’s Secretary as described elsewhere in the Proxy Statement.

Shares of Company common stock, par value $0.0001 per share (the “Common Stock”), and shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), represented by each valid proxy received by the Company on the form solicited by the board of directors will be voted in accordance with instructions specified on the proxy.  A stockholder giving a duly executed proxy may revoke it before it is exercised by filing with or transmitting to the Company’s Secretary an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

In addition to the solicitation of proxies by use of the Proxy Statement, the Company’s directors, officers and employees may solicit the return of proxies by mail, personal interview, or the Internet. Such directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred.  Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares of Common Stock and shares of Series A Preferred Stock registered in their names, to forward solicitation materials to the beneficial owners of such shares.

All costs of preparing, printing, assembling and mailing the Notice of Special Meeting of Stockholders, the Proxy Statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

It is important that your shares of Common Stock and shares of Series A Preferred Stock are represented at the Special Meeting whether you are able to attend personally.  For information on how to vote your shares, please refer to the Proxy Statement and proxy card you received to ensure that your shares will be represented and voted at the Special Meeting even if you cannot attend. Your vote is important.  Accordingly, please complete, sign, date and return the proxy form as promptly as possible in the envelope provided, or submit your proxy by Internet, as described in the proxy form.  If you do attend the Special Meeting, you may withdraw your proxy and vote your shares in person.

On behalf of the Company’s board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Kathleen Eisbrenner
Kathleen Eisbrenner
Chairman of the Board

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

Notice of Special Meeting of Stockholders

September 5, 2018

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of NextDecade Corporation, a Delaware corporation (the “Company”), will be held on September 25, 2018 at 9:00 a.m., Central Time, at Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	Proposal Number One: To approve the issuance of $29.055 million of Series B Convertible Preferred Stock pursuant to the Series B Convertible Preferred Stock Purchase Agreement.
2.

Proposal Number Two:  To authorize the Company to issue up to an additional $20.945 million of Series B Convertible Preferred Stock on the same or more favorable terms to the Company as the Series B Convertible Preferred Stock issued pursuant to the Series B Convertible Preferred Stock Purchase Agreement.

3.

Proposal Number Three: To authorize the Company to grant each holder of Series A Convertible Preferred Stock the right to purchase its pro rata share (with respect to such stockholder’s proportion of outstanding Series A Convertible Preferred Stock and Series B Convertible Preferred Stock) of any future issuance of Series C Convertible Preferred Stock.

4.	To transact such other business as may properly come before the Special Meeting and any postponement(s) or adjournment(s) thereof.

Stockholders of record as of August 28, 2018 are cordially invited to attend the Special Meeting in person.  However, to ensure that each stockholder’s vote is counted at the Special Meeting, stockholders are requested to complete, sign, date and return the proxy form provided to them as promptly as possible in the envelope provided, or to submit their proxy by Internet, as described in the proxy form previously mailed to them. Stockholders attending the Special Meeting may vote in person even if they have previously submitted their proxy authorization.

Only stockholders of record as of the close of business on August 28, 2018 are entitled to receive notice of and to vote at the Special Meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at the Company’s offices during normal business hours for a period of ten (10) days prior to the Special Meeting and shall also be open for examination at the Special Meeting and any postponement(s) or adjournment(s) thereof.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

September 5, 2018

IT IS IMPORTANT THAT YOUR SHARES OF COMPANY COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED STOCK BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF COMPANY COMMON STOCK OR SERIES A CONVERTIBLE PREFERRED STOCK YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE PROXY FORM IN THE ENVELOPE PROVIDED OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET EVEN IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING. SUBMITTING YOUR PROXY AUTHORIZATION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE SPECIAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES OF COMPANY COMMON STOCK OR SERIES A CONVERTIBLE PREFERRED STOCK IN MORE THAN ONE NAME, OR IF YOUR SHARES OF COMPANY COMMON STOCK OR SERIES A CONVERTIBLE PREFERRED STOCK ARE REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIALS. IF SO, SIGN AND RETURN EACH OF THE PROXY FORMS YOU RECEIVE OR SUBMIT YOUR PROXY AUTHORIZATION THROUGH THE INTERNET SO THAT ALL OF YOUR SHARES OF COMPANY COMMON STOCK OR SERIES A CONVERTIBLE PREFERRED STOCK MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AUTHORIZATION AT ANY TIME BEFORE ITS USE.

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

Rules of Conduct

Special Meeting of Stockholders

September 25, 2018

Welcome to the Special Meeting of Stockholders of NextDecade Corporation (the “Company”). In fairness to all participants and in the interest of an orderly and constructive meeting, the following Rules of Conduct (“Rules of Conduct”) will be enforced:

1.

Attendance at the Special Meeting is limited to stockholders of record as of the close of business on August 28, 2018 and guests invited by the Company.  All stockholders and proxy holders must register at the reception desk before entering the room for the Special Meeting.

2.

The Company may refuse admission to the Special Meeting to anyone who does not provide valid government-issued photo identification in his or her name and valid proof of share ownership as of August 28, 2018 upon request.

3.

The business of the Special Meeting will be taken up as set forth in the Notice of Special Meeting of Stockholders, dated September 5, 2018.  When an item of business is before the Special Meeting, questions and comments will be confined to that item.

4.

Only stockholders of record or their duly authorized proxies are entitled to vote.  Stockholders may speak at the Special Meeting.  Such a stockholder who wishes to speak at the designated time during the Special Meeting should raise his or her hand and wait until he or she is recognized by the Chairman.  After the Chairman recognizes the stockholder, the stockholder must first state his or her name, city and state of residence and whether he or she is a stockholder or a proxy for a stockholder.  If a proxy for a stockholder, the proxy must state the name of the stockholder that he or she represents.

5.

A stockholder is limited to a total of no more than two (2) questions or comments, no more than one (1) of which may be on any single topic and each of which must be no more than one (1) minute in length. No stockholder will be recognized more than twice.

6.

Stockholders’ questions or remarks must be relevant to, and pertinent to, matters properly before the Special Meeting or the Company’s operations.  If a stockholder wishes to discuss his or her personal relationship with the Company, or to comment on other matters not being put to a vote, one of the Company’s executives present may discuss the matter with the stockholder after the Special Meeting is adjourned or at some other mutually convenient time.

7.

The Special Meeting is not to be used as a forum to present general economic, political or other views that are not directly related to the business of the Company.  The purpose of the Special Meeting will be observed and the Chairman or the Corporate Secretary will stop discussions that are:

•	irrelevant to the business of the Company or the conduct of its operations;
•	related to pending or threatened litigation;
•	derogatory references that are not in good taste;
•	unduly prolonged (longer than 2 minutes);
•	substantially repetitious of statements made by other stockholders; or
•	discussions related to personal grievances.

8.	Derogatory references to personalities or disruptive or abusive behavior will be grounds for removal from the Special Meeting.

9.	Neither Robert’s Rules of Order nor any other set of rules relating to parliamentary or meeting procedures will apply at the Special Meeting.
10.	Cameras, recording devices, and other electronic devices, including mobile phones, are not permitted at the Special Meeting unless authorized in advance by the Chairman of the Special Meeting.
11.

On matters of conduct or meeting procedure not specifically covered by these Rules of Conduct, the Chairman of the Special Meeting will have the authority to make all determinations and rulings.  Prior to ruling, the Chairman may, in his or her discretion, consult with the Secretary or counsel.

Thank you for your cooperation.

NextDecade Corporation

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

PROXY STATEMENT

September 5, 2018

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of NextDecade Corporation (the “Company”), for the Special Meeting of Stockholders to be held on September 25, 2018, and any postponement(s) or adjournment(s) thereof (the “Special Meeting”). This Proxy Statement and the accompanying Notice of Special Meeting and proxy form are first being sent or made available to stockholders on or about September 7, 2018.

Record Date and Voting Securities

Holders of record of common stock, par value $0.0001 per share (the “Common Stock”), and holders of record of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock,” and together with the Common Stock, the “Voting Shares”), as of the close of business on August 28, 2018 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting.  As of the Record Date, there were 109,230,997 shares of Common Stock issued and outstanding and 51,000 shares of Series A Preferred Stock issued and outstanding, which votes on an as converted basis with the Common Stock.  Each outstanding share of Common Stock is entitled to one vote upon each matter properly submitted to a vote at the Special Meeting. Each share of Series A Preferred Stock is entitled to a number of votes equal to the largest number of whole shares of Common Stock into which such shares of Series A Preferred Stock are convertible as if such shares of Series A Preferred Stock were converted at “market value” on the date the shares of Series A Preferred Stock were issued as of the record date for such vote.

Stockholders that are entitled to vote at the Special Meeting may do so in person at the Special Meeting or by proxy submitted by mail or Internet as described on the notice and access form.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.

The affirmative vote of a majority of the Voting Shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required to approve Proposal Number One, Proposal Number Two and Proposal Number Three (the “Proposals”).  Shares represented at the Special Meeting that abstain with respect to the proposals for binding votes will be considered in determining whether the requisite number of affirmative votes are cast on such matter.  Accordingly, such abstentions will have the same effect as a vote against the Proposals.  Broker non-votes will not be treated as shares represented at the Special Meeting and are not entitled to vote for purposes of the Proposals, and therefore will have no effect.

Significant Stockholders of the Company

Certain funds managed by York Capital Management Global Advisors, LLC (“York”) hold an aggregate of 57,873,196 shares of Common Stock and an aggregate of 10,142 shares of our Series A Preferred Stock as of August 28, 2018. York has the right to vote its shares of Series A Preferred Stock with the Common Stock on an “as converted” basis, currently equal to 425,482 shares of Common Stock.  This means that at the Special Meeting, York will be allowed to vote as if it owned 58,298,678 shares of Common Stock, which represents approximately 52.35% of the total outstanding Voting Shares as of August 28, 2018 entitled to vote at the Special Meeting.

Certain funds managed by Valinor Management, LP (“Valinor”) hold an aggregate of 19,551,334 shares of Common Stock and an aggregate of 3,477 shares of Series A Preferred Stock as of August 28, 2018. Valinor has the right to vote its shares of Series A Preferred Stock with the Common Stock on an “as converted” basis, currently equal to 145,884 shares of Common Stock.  This means that at the Special Meeting, Valinor will be allowed to vote as if it owned 19,697,218 shares of Common Stock, which represents approximately 17.69% of the total outstanding Voting Shares as of August 28, 2018 entitled to vote at the Special Meeting

Certain funds managed by Halcyon Capital Management LP (“Halcyon”) hold an aggregate of 9,342,347 shares of Common Stock and an aggregate of 1,681 shares of Series A Preferred Stock as of August 28, 2018. Halcyon has the right to vote its shares of Series A Preferred Stock with the Common Stock on an “as converted” basis, currently equal to 70,524 shares of Common Stock.  This means that at the Special Meeting, Halcyon will be allowed to vote as if it owned 9,412,871 shares of Common Stock, which represents approximately 8.45% of the total outstanding Voting Shares as of August 28, 2018 entitled to vote at the Special Meeting.

York, Halcyon and Valinor combined own approximately 78.49% the outstanding Voting Shares as of August 28, 2018 entitled to vote at the Special Meeting.

For more detailed information regarding the Company’s principal stockholders, please read “Principal Stockholders” included elsewhere in this Proxy Statement.

Voting Support Agreements

On August 23, 2018, concurrently with the execution of the Series B Convertible Preferred Stock Purchase Agreement (the “Series B Stock Purchase Agreement”), the Company entered into Stockholder Support Agreements (the “Voting Support Agreements”) with each of York, Valinor, and Halcyon pursuant to which, and subject to the terms and conditions therein, each agreed to, among other things, vote all of its respective Voting Securities (as defined in the Voting Support Agreement) in favor of the Proposals, and to vote against:

•

any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Series B Stock Purchase Agreement, and

•

any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Offering (as defined below) or the fulfillment of any of the Company’s conditions under the Series B Stock Purchase Agreement.

Under their respective Voting Support Agreement, each of York, Valinor and Halcyon is prohibited during the term of the agreement from transferring Voting Securities except to an affiliate or to a transferee who executes and delivers a counterpart to the Voting Support Agreement (or similar agreement reasonably satisfactory to the Company).  Each Voting Support Agreement terminates upon the earlier to occur of (i) the closing of the Series B Stock Purchase Agreement and (ii) October 31, 2018.

Why are stockholders voting on Proposal Number One and Proposal Number Two?

Our Common Stock is listed on The Nasdaq Capital Market (“Nasdaq”).  According to Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to twenty percent (20%) or more of the common stock, or twenty percent (20%) or more of the voting power, outstanding before the issuance.

Pursuant to the terms of the Offering, the Company may issue up to $50 million in aggregate principal amount of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), which includes associated Warrants (as defined in the Series B Convertible Preferred Stock Offering).  In addition, the terms of the Offering allow for dividends to be paid-in-kind so long as the Series B Preferred Stock remains outstanding.  Therefore, it is possible that the Series B Preferred Stock could be deemed to have been issued at a price where the equivalent value of the Series B Preferred Stock is less than the greater of book or market value of the Common Stock as of the date of the issuance of the Series B Preferred Stock. Therefore, the Company generally cannot issue the Series B Preferred Stock on the current terms without your approval.

For a more detailed description of the Offering, please read “Series B Convertible Preferred Stock Offering” included below in this Proxy Statement.

Why are stockholders voting on Proposal Number Three?

In connection with the Series B Convertible Preferred Offering, the Company has agreed to grant the holders of Series B Preferred Stock the right to purchase their pro rata share (with respect to such stockholder’s proportion of outstanding Series A Preferred Stock and Series B Preferred Stock) of any future issuance of shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) of the Company prior to a final investment decision on the Company’s Rio Grande LNG facility to be located on the U.S. Gulf Coast. Proposal Number Three seeks your approval to grant the same right to holders of Series A Preferred Stock.  If approved, then the holders of the Series A Preferred Stock and the holders of the Series B Preferred Stock both would have the right, but neither would have an obligation, to purchase shares of any future issuance of Series C Preferred Stock in proportion to each class of Series A Preferred Stock and Series B Preferred Stock outstanding relative to the total amount of Series A Preferred Stock and Series B Preferred Stock.  The issuance of Series C Preferred Stock, if any, without the consent of a majority of the holders of the Series A Preferred Stock and a majority of the holders of the Series B Preferred Stock, may not occur until or after the date that is eighteen (18) months after the issuance date of Series B Preferred Stock.

The Company plans to amend the Series A Convertible Preferred Stock Purchase Agreements (each a “Series A Stock Purchase Agreement”) with York, Valinor and Halcyon and the Purchaser Rights Agreement with HGC NEXT INV LLC, a Delaware limited liability company (“HGC,” and together with York, Valinor and Halcyon, the “Series A Preferred Stock Purchasers”), to provide for this additional purchase right.  The Company sought and obtained stockholder approval to issue the Series A Preferred Stock, and the Company believes it is prudent and in its best interest to seek stockholder approval to grant additional rights to holders of Series A Preferred Stock.

For background information regarding the Series C Preferred Stock Purchase Right, please read “Proposal Number Three — Series C Preferred Stock Purchase Rights” included elsewhere in this Proxy Statement.

If stockholders approve Proposal Number One but fail to approve Proposal Number Two, what securities is the Company authorized to issue?

If stockholders approve Proposal Number One but fail to approve Proposal Number Two, then the Company will be authorized to issue $29.055 million of Series B Preferred Stock, including the associated Warrants, pursuant to the Series B Stock Purchase Agreement.

If stockholders fail to approve Proposal Number One but approve Proposal Number Two, what securities is the Company authorized to issue?

If stockholders fail to approve Proposal Number One but approve Proposal Number Two, then the Company will be authorized to issue up to $20.945 million of Series B Preferred Stock, including the associated Warrants, on the same or more favorable terms to the Company as those terms contained in the Series B Stock Purchase Agreement.

If stockholders approve Proposal Number One and Proposal Number Two, what securities is the Company authorized to issue?

If the stockholders approve Proposal Number One and Proposal Number Two, then the Company will be authorized to issue $29.055 million of Series B Preferred Stock, including the associated Warrants, pursuant to the Series B Stock Purchase Agreement.  Additionally, the Company will be authorized to issue up to an additional $20.945 million shares of Series B Preferred Stock, including the associated Warrants, on the same or more favorable terms to the Company as the Series B Preferred Stock issued pursuant to the Series B Stock Purchase Agreement.

With respect to Proposal Number Two, who determines whether the terms are “the same or more favorable” to the Company as those terms contained in the Series B Stock Purchase Agreement?

A determination of whether the terms are “the same or more favorable” to the Company will be made in the sole discretion of the Company, without a subsequent vote of the stockholders.  In making its determination, the Company will consider and evaluate a number of factors, including but not limited to the following factors:

•

The degree to which market certainty and the passage of time might adversely affect the likelihood of closing a transaction and/or the Company’s having access to capital resources to continue developing its projects;

•	The extent to which an alternative offering may provide greater stockholder value;
•	The degree of execution risk associated with alternative offerings;
•	The dilution to existing stockholders associated with alternative offerings;
•	The amount of time needed to complete any transaction, and the extent to which Company resources – including time and capacity of the management team – may be required to effectuate a transaction;
•	The extent to which a transaction satisfies the Company’s financing needs; and
•	Other factors, costs, benefits, restrictions, and limitations that may apply uniquely to any transaction or alternative offering.

Why is the Company seeking capital investments?

The Company is seeking capital investments to support continued development activities related to the liquefaction of natural gas and sale of liquefied natural gas (“LNG”) in international markets. The Company’s development activities focus on the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas (the “Terminal”) and an associated 137‑mile Rio Bravo pipeline to supply gas to the Terminal (together with the Terminal, the “Project”).  The Company has also secured, through December 2019, a 994‑acre site near Texas City, Texas for another potential LNG terminal.

The Company recently sold $50 million of Series A Preferred Stock. Why is the Company seeking additional capital investments at this time?

The Company is continuing development activities related to the Project. The Board believes it is in the interest of all stockholders that the Company remains well-capitalized through the development phase to ensure the Company has sufficient resources to achieve a final investment decision for the Project that, in turn, the Board believes will generate stockholder value.

How does the Board recommend that you vote on the Proposals?

The Board recommends that you vote your shares “FOR” each of the Proposals.

How Your Proxy Will be Voted on Actions to be Taken

The Board is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the Special Meeting whether or not you attend in person.

Granting Your Proxy

If you properly execute and return a proxy in the enclosed form, your Voting Shares will be voted as you specify.  If you make no specifications, your proxy representing Voting Shares will be voted:

•	“FOR” Proposal Number One, Proposal Number Two and Proposal Number Three.

The Company expects no matters to be presented for action at the Special Meeting other than the Proposals described in this Proxy Statement. By signing and returning the proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the Special Meeting, and they intend to vote on any such other matter in accordance with their best judgment.

Revoking Your Proxy

If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted.  You may also attend the Special Meeting in person and vote by ballot, which would cancel any proxy that you previously submitted.  If you wish to vote in person at the Special Meeting but hold your Voting Shares in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the Special Meeting.

Proxy Solicitation

The Company will pay all expenses of soliciting proxies for the Special Meeting.  In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses.  The Company may have its employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means.  The Company may choose to engage a paid proxy solicitor to solicit proxies for the Special Meeting but has not yet done so.

Stockholder Proposals

If you want the Company to consider including a proposal in next year’s Proxy Statement, you must deliver it in writing to the Corporate Secretary no later than December 22, 2018. If delivering prior to September 21, 2018, please deliver to Corporate Secretary, NextDecade Corporation, 3 Waterway Square Place, Suite 400, The Woodlands Texas 77380. If delivering after September 21, 2018, please deliver to Corporate Secretary, NextDecade Corporation, Wells Fargo Plaza, 1000 Louisiana Street, Suite 3900, Houston, Texas 77002.

If you want to present a proposal at the 2019 Annual Meeting of Stockholders in person but do not wish to have it included in the Company’s Proxy Statement, you must submit it in writing to the Corporate Secretary, at the above address, between March 17, 2019 and April 16, 2019 to be considered timely, in accordance with the specific procedural requirements set forth in our Amended and Restated Bylaws (the “Bylaws”).  If you would like a copy of these procedures, please contact the Corporate Secretary for a copy of the Bylaws.

Pursuant to the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the designated proxies may use discretionary authority to vote with respect to stockholder proposals presented in person at the Special Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.

Delivery of One Proxy Statement to a Single Household to Reduce Duplicate Mailings

The Company is required to send to each stockholder of record a notice and access form to the Proxy Statement and to arrange for a Proxy Statement to be provided to each beneficial stockholder whose Voting Shares are held by or in the name of a broker, bank, trust or other nominee.  Because some stockholders hold Voting Shares in multiple accounts, this process results in duplicate mailings of notice and access forms to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record

If your Voting Shares are registered in your own name and you are interested in consenting to the delivery of a single Proxy Statement, you may contact the Company by mail at NextDecade Corporation, 3 Waterway Square Place,

Suite 400, The Woodlands, Texas 77380 by telephone at (832) 403‑2198 or by e-mail at corporatesecretary@next-decade.com.

Beneficial Stockholders

If your Voting Shares are not registered in your own name, your broker, bank, trust or other nominee that holds your Voting Shares may have asked you to consent to the delivery of a single Proxy Statement if there are other Company stockholders who share an address with you.  If you currently receive more than one Proxy Statement at your household and would like to receive only one copy of each in the future, you should contact your nominee.

Right to Request Separate Copies

If you consent to the delivery of a single Proxy Statement but later decide that you would prefer to receive a separate copy of the Proxy Statement for each stockholder sharing your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional Proxy Statements.  If you wish to receive a separate copy of the Proxy Statement for each stockholder sharing your address in the future, you may contact the Company by mail at NextDecade Corporation, 3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380 by telephone at (832) 403‑2198 or by e-mail at corporatesecretary@next-decade.com.

Where can I find the voting results of the meeting?

We intend to announce preliminary voting results at the Special Meeting.  We will publish the final results in a Current Report on Form 8‑K, which we intend to file within four business days following the Special Meeting.  You can obtain a copy of the Form 8‑K by logging on to the Company’s investor relations website at www.next-decade.com, by calling the U.S. Securities and Exchange Commission (“SEC”) at (800) SEC‑0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.  Information on our website does not constitute part of this Proxy Statement.

SERIES B CONVERTIBLE PREFERRED STOCK OFFERING

Series B Convertible Preferred Stock Purchase Agreement

On August 23, 2018, the Company and certain funds managed by BlackRock (collectively, the “Purchasers”) entered into the Series B Stock Purchase Agreement pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, an aggregate of $29.055 million of shares (the “Series B Shares”) of Series B Preferred Stock, together with associated Warrants (as defined below).  The issuance of the Series B Shares pursuant to the Series B Stock Purchase Agreement and the issuance of additional shares of Series B Preferred Stock (collectively, the “Offering”) are subject to approval by the Company’s stockholders.  Assuming the Company’s stockholders approve the Offering, including the issuance of the Series B Shares pursuant to the Series B Stock Purchase Agreement, the transactions contemplated by the Series B Stock Purchase Agreement are expected to close on or before September 28, 2018 (the “Closing Date”).

Purchase Price.  The purchase price of the Series B Preferred Stock is $1,000 per share, for a total purchase price of $29.055 million (the “Aggregate Purchase Price”), exclusive of the additional shares of Series B Preferred Stock required to be issued to the Purchasers as an origination fee for the Offering (described below).

Number of Shares of Series B Preferred Stock.  The Purchasers have agreed to purchase an aggregate of 29,055 Series B Shares for the Aggregate Purchase Price.

Origination Fee.  The Company will pay an origination fee to the Purchasers in additional shares of Series B Preferred Stock equal to approximately two percent (2%) of the Aggregate Purchase Price to be paid by the Purchasers for the shares of Series B Preferred Stock purchased by the Purchasers under the Series B Stock Purchase Agreement.  The Purchasers will receive an aggregate of 581 shares of Series B Preferred Stock as an origination fee for the purchase of the Series B Shares.

Representations, Warranties and Covenants.  The Series B Stock Purchase Agreement contains customary representations, warranties and covenants from the Company, on one hand, and the Purchasers, on the other.

Stockholder Approval.  The issuance of the Series B Shares pursuant to the Series B Stock Purchase Agreement is subject to approval by the Company’s stockholders.  If the Company’s stockholders do not approve the issuance of the Series B Shares pursuant to the Series B Stock Purchase Agreement on or prior to October 31, 2018, the Purchasers or the Company may terminate the Series B Stock Purchase Agreement.

Other Agreements.  Assuming the Company’s stockholders approve the Offering, additional agreements are required to be executed and delivered on the Closing Date, including the Certificate of Designations of Series B Convertible Preferred Stock (the “Series B Certificate of Designations”), the Warrant Agreements, the Registration Rights Agreement and the Purchaser Rights Agreement.  Forms of these agreements are summarized below.

Certificate of Designations of Series B Preferred Stock

Optional Conversion.  The Company has the option to convert all, but not less than all, of the Series B Preferred Stock into shares of Common Stock at a conversion price of $7.50 per share of Common Stock (the “Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the Conversion Price, in each case subject to certain terms and conditions.  In the event that the Company elects to convert the Series B Preferred Stock, the Company must also convert each series of then-issued and outstanding Parity Stock (as defined in the Series B Certificate of Designations) at the same time, except to the extent, with respect to any Parity Stock issued after the Original Issue Date (as defined in the Series B Certificate of Designations), such forced conversion is not permitted in accordance with the terms of and with respect to such Parity Stock.

Mandatory Conversion.  The Company must convert all of the Series B Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) Business Days (as defined in the Series B Certificate of

Designations) following a FID Event (as defined in the Series B Certificate of Designations) and (ii) the date that is the tenth (10th) anniversary of the Closing Date.

Dividends.  The Company will pay dividends on the Series B Preferred Stock and such dividends will be cumulative and accrue at a rate of twelve percent (12%) per annum on the then existing Series B Liquidation Preference (as defined in the Series B Certificate of Designations) and will be payable in cash or in-kind quarterly, at the Company’s option.  The Series B Preferred Stock will also participate, on an as-converted basis, in any dividends paid to the holders of shares of Common Stock.  The Company currently anticipates that it will elect to pay dividends on the Series B Preferred Stock in-kind, as opposed to paying dividends in cash, prior to the conversion of such shares to Common Stock.

Anti-Dilution.  The Conversion Price and the exercise price for the Warrants (as described below) will be subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions and the Conversion Price will be subject to adjustments to reflect additional issuances of Common Stock, subject to certain exceptions.

Equity Issuances.  The Company is permitted to issue (i) any outstanding balance of authorized shares of Series A Convertible Preferred Stock of the Company existing as of the issuance date of the Series B Shares not to exceed an aggregate amount of $50 million, (ii) Series B Preferred Stock in an aggregate amount not to exceed $50 million and (iii) shares of Series C Preferred Stock in an aggregate amount not to exceed $50 million at any time on or after the date that is eighteen (18) months after the issuance date of the Series B Shares; provided, however, that any issuance of convertible preferred stock described in clauses (i) through (iii) shall have pari passu priority with the Series B Preferred Stock.  If the Board authorizes the issuance of Series C Preferred Stock in the future, then such issuance may require the approval of the Company’s stockholders voting together as a single class.

Warrant Agreement

Warrants.  The Series B Preferred Stock will be issued with detached warrants (the “Warrants”).  The Warrants will represent the right to acquire from the Company up to an aggregate number of shares of Common Stock equal to (a)(i) the aggregate purchase price for the Series B Shares divided by (ii) $35 million, multiplied by (b)(i) 0.5% multiplied by (ii) the number of fully diluted shares of all outstanding shares of Common Stock on the Exercise Date (as defined in the Series B Certificate of Designations) with a strike price of $0.01 per share.  The Warrants will have a fixed three-year term commencing on the Closing Date.

Warrant Exercise.  The Warrants may only be exercised by holders of Warrants at the expiration of such three-year term, except that the Company can force exercise of the Warrants prior to the expiration of the term if (i) the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the Conversion Price and (ii) the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of Parity Stock (as defined in the Series B Certificate of Designations).

Registration Rights Agreement

Registration Rights.  The holders of shares of Series B Preferred Stock will have customary demand and piggy-back registration rights covering shares of Common Stock underlying (i) the Series B Preferred Stock (including any Common Stock underlying the Series B Preferred Stock issued (a) as payment-in-kind dividends, and (b) in respect of the origination fees), and (ii) the Warrants.

Purchaser Rights Agreement

Pursuant to the Purchaser Rights Agreement, the Company will grant the Purchasers the following additional rights, subject to certain limitations:

Board Observer Right.  The Purchasers will have the right to appoint one person to observe and attend meetings of the board of directors of the Company provided that the Purchasers collectively retain at least fifty percent (50%) of their interest purchased under the Series B Stock Purchase Agreement.

Project Equity Rights.  The Purchasers will have a right of first refusal to purchase any project-level equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity or any other instruments or forms of equity capital) issued to finance the development, construction, commissioning and/or operation of the Project.  The project-level equity rights shall be applied (i) as to a final investment decision (“FID”) on the first two liquefaction trains to be constructed as part of the Project, up to a maximum of $200 million and (ii) as to a FID on the third liquefaction train to be constructed as part of the Project, up to a maximum of $90 million, for a combined total amount not to exceed $290 million.

Series C Purchase Rights.  Prior to an FID Event, the Purchasers will have the right to purchase their pro rata share (with respect to such stockholder’s proportion of outstanding Series A Preferred Stock and Series B Preferred Stock) of any future issuance of shares of Series C Preferred Stock of the Company in accordance with the terms of the Purchaser Rights Agreement.

In connection with the Offering, the Company plans to amend the Series A Stock Purchase Agreements with York, Valinor, and Halcyon, and the Purchaser Rights Agreement with HGC, to grant the  holders of Series A Preferred Stock the right to purchase, along with , along with each Series B Preferred Stock purchaser, their pro rata share of any future issuance of shares of Series C Preferred Stock of the Company prior to FID on the Project. Issuance of Series C Preferred Stock, if any, may not occur until or after the date that is eighteen (18) months after the issuance date of the Series B Shares.

For additional information concerning the Series C Purchase Rights, please read “Proposal Number Three – Authorize the Company to Grant Each Holder of Series A Preferred Stock the Right to Purchase its Pro Rata Share (with Respect to Such Stockholder’s Proportion of Outstanding Series A Preferred Stock and Series B Preferred Stock) of Any Future Issuance of Series C Preferred Stock included elsewhere in this Proxy Statement.

Voting Support Agreements

On August 23, 2018, concurrently with the execution of the Series B Stock Purchase Agreement, the Company entered into Voting Support Agreements with each of York, Valinor, and Halcyon pursuant to which, and subject to the terms and conditions therein, each York, Valinor and Halcyon agreed to, among other things, vote all of its respective Voting Securities (as defined in the Voting Support Agreement) in favor of the Proposals, and to vote against:

•

any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Series B Stock Purchase Agreement, and

•

any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Offering or the fulfillment of any of the Company’s conditions under the Series B Stock Purchase Agreement.

Under their respective Voting Support Agreement, each of York, Valinor and Halcyon is prohibited during the term of the agreement from transferring Voting Securities except to an affiliate or to a transferee who executes and delivers a counterpart to the Voting Support Agreement (or similar agreement reasonably satisfactory to the Company).  Each Voting Support Agreement terminates upon the earlier to occur of (i) the Closing Date and (ii) October 31, 2018.

PROPOSAL NUMBER ONE

To Approve the Issuance of $29.055 Million of Series B Preferred Stock

Pursuant to the Series B Stock Purchase Agreement

Summary of the Series B Convertible Preferred Stock

A summary of the rights, preferences and privileges of the Series B Preferred Stock is provided below, but is qualified in its entirety by reference to the full text of the Series B Certificate of Designations set forth in Appendix A to this Proxy Statement.

Ranking: The Series B Preferred Stock will rank senior in preference and priority to the Common Stock and each other class or series of capital stock of the Company, except for any class or series of capital stock issued in compliance with the terms of the Series B Certificate of Designation (including, for the avoidance of doubt, the Series A Preferred Stock).

Liquidation Preference: Upon Liquidation (as defined in the Series B Certificate of Designations), the holders of Series B Preferred Stock will be entitled to be paid first out of any proceeds in an amount per share equal to the greater of (i) an amount equal to (a) $1,000 per share of Series B Preferred Stock plus (b) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to such Liquidation, and (ii) such amounts as would have been payable had all shares of Series B Preferred Stock been converted into Common Stock (without regard to any of the limitations on convertibility contained in the Series B Certificate of Designation and plus any payment in respect of any fractional interest pursuant to the Series B Certificate of Designation) immediately prior to such Liquidation, and prior to payment of any amounts on Common Stock.

Optional Conversion.  The Company has the option to convert all, but not less than all, of the Series B Preferred Stock into shares of Common Stock at the Conversion Price on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the Conversion Price, in each case subject to certain terms and conditions.  In the event that the Company elects to convert the Series B Preferred Stock, the Company must also convert each series of then-issued and outstanding Parity Stock (as defined in the Series B Certificate of Designations) at the same time, except to the extent, with respect to any Parity Stock, such forced conversion is not permitted in accordance with the terms of and with respect to such Parity Stock issued after the Closing Date.

Mandatory Conversion.  The Company must convert all of the Series B Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) Business Days (as defined in the Series B Certificate of Designations) following a FID Event (as defined in the Series B Certificate of Designations) and (ii) the date that is the tenth (10th) anniversary of the Closing Date.

Dividends.  The holders of Series B Preferred Stock will be entitled to receive, out of funds legally available for the payment of dividends under Delaware law, dividends on the Series B Preferred Stock.  Such dividends will be cumulative and accrue at a rate of twelve percent (12%) per annum on the then existing Series B Liquidation Preference (as defined in the Series B Certificate of Designations) and will be payable in cash or in-kind quarterly, at the Company’s option.  The Series B Preferred Stock will also participate, on an as-converted basis, in any dividends paid to the holders of shares of Common Stock.  The Company currently anticipates that it will elect to pay dividends on the Series B Preferred Stock in-kind, as opposed to paying dividends in cash, prior to the conversion of such shares to Common Stock.

Anti-Dilution.  The Conversion Price and the exercise price for the Warrants (as described below) will be subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions and the Conversion Price will be subject to adjustments to reflect additional issuances of Common Stock, subject to certain exceptions.

Equity Issuances.  The Company is permitted to issue (i) any outstanding balance of authorized shares of Series A Convertible Preferred Stock of the Company existing as of the issuance date of the Series B Shares not to exceed an aggregate amount of $50 million, (ii) Series B Preferred Stock in an aggregate amount not to exceed $50 million and (iii) shares of Series C Preferred Stock in an aggregate amount not to exceed $50 million at any time on or after the date that is eighteen (18) months after the issuance date of the Series B Shares; provided, however, that any issuance of convertible preferred stock described in clauses (i) through (iii) shall have pari passu priority with the Series B Preferred Stock.  If the Board authorizes the issuance of Series C Preferred Stock in the future, then such issuance may require the approval of the Company’s stockholders voting together as a single class.

Voting Rights: Holders of Series B Preferred Stock will be entitled to vote with the holders of the Common Stock on an as-converted basis. In addition, prior to the conversion of the Series B Preferred Stock, the consent of the holders of at least a majority of the Series B Preferred Stock then outstanding, voting together as a single class, will be required for the Company to take certain actions, including, among others, (i) authorizing, creating or approving the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, senior to the Series B Preferred Stock; (ii) authorizing, creating or approving the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, Series B Preferred Stock or Parity Stock (as defined in the Series B Certificate of Designations) with the exception of permitted issuances described in “Equity Issuances” above; (iii) adversely affecting the rights, preferences or privileges of the Series B Preferred Stock, subject to certain exceptions; (iv) amending, altering or repealing any of the provisions of the Certificate of Incorporation in a manner that would adversely affect the powers, designations, preferences or rights of the Series B Preferred Stock; or (v) amending, altering or repealing any of the provisions of the Series B Certificate of Designations.

Summary of the Warrants

The Warrants will represent the right to acquire from the Company up to an aggregate number of shares of Common Stock equal to (a)(i) the aggregate purchase price for the Series B Shares divided by (ii) $35 million, multiplied by (b)(i) 0.5% multiplied by (ii) the number of fully diluted shares of all outstanding shares of Common Stock on the Exercise Date (as defined in the Series B Certificate of Designations) with a strike price of $0.01 per share.  The Warrants will have a fixed three-year term commencing on the Closing Date.  The Warrants may only be exercised by holders of the Warrants at the expiration of such three-year term, except that the Company can force exercise of the Warrants prior to expiration of such term if (i) the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the Conversion Price and (ii) the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of Parity Stock (as defined in the Series B Certificate of Designations).

If stockholders approve Proposal Number One, then the Company may issue $29.055 million of Series B Preferred Stock, including the Warrants, pursuant to the Series B Stock Purchase Agreement.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER ONE AND APPROVE THE ISSUANCE OF $29.055 MILLION OF SERIES B PREFERRED STOCK PURSUANT TO THE SERIES B STOCK PURCHASE AGREEMENT.

Reasons for Board of Directors’ Recommendation

The Board believes that Proposal Number One is in the best interests of the Company and its stockholders and should be approved. In developing and arriving at its recommendation to the stockholders to vote “FOR” Proposal Number One, the Board explored with its independent financial advisor several alternatives to the Offering to achieve the Company’s financing requirements, corporate strategy, and commercial and development goals.

For each of these alternatives, the Board considered the following factors:

•	The extent to which each alternative to the Offering increases and maximizes stockholder value;
•	The degree of execution risk with each of the alternatives;
•	The dilution to existing stockholders for each alternative;

•	The degree to which each alternative was dependent upon market certainty and how the passage of time might adversely affect the likelihood of closing a transaction;
•	The amount of time needed to complete each such alternative, and the extent to which Company resources – including time and capacity of the management team—may be required to effectuate a transaction;
•	The extent to which each alternative satisfied the Company’s financing needs; and
•	Other factors, costs, benefits, restrictions, and limitations that may have applied uniquely to a particular alternative.

After careful consideration and weighing of each of the potential financing alternatives against each of these factors, the Board determined that the Offering provides the best opportunity to enable the Company to continue moving forward with its operations, development activities, and growth.

PROPOSAL NUMBER TWO

To Authorize the Company to Issue Up to An Additional $20.945 Million of Series B Preferred Stock

on the Same or More Favorable Terms to the Company as the Series B Preferred Stock

Issued Pursuant to the Series B Stock Purchase Agreement

We are engaged in development activities related to the liquefaction and sale of LNG.  Our development activities focus on the Project.  We have also secured, through December 2019, a 994‑acre site near Texas City, Texas for another potential LNG terminal.  We require access to development capital to continue pursuing the Project.

If stockholders approve Proposal Number One and Proposal Number Two, then the Company has the flexibility to sell an additional $20.945 million of Series B Preferred Stock on the same or more favorable terms to the Company as the Series B Preferred Stock issued pursuant to the Series B Stock Purchase Agreement.

Furthermore, if stockholders fail to approve Proposal Number One but approve Proposal Number Two, then the Company will be authorized to issue up to $20.945 million of Series B Preferred Stock, including the associated Warrants, on the same or more favorable terms to the Company as those terms contained in the Series B Stock Purchase Agreement.

A DETERMINATION OF AN ISSUANCE’S TERMS BEING “THE SAME OR MORE FAVORABLE” TO THE COMPANY WILL BE MADE IN THE SOLE DISCRETION OF THE COMPANY, WITHOUT A SUBSEQUENT VOTE OF THE STOCKHOLDERS.

If stockholders fail to approve Proposal Number Two, then the Company will evaluate alternative sources of financing, including selling Common Stock in an underwritten offering.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER TWO AND AUTHORIZE THE COMPANY TO ISSUE AN ADDITIONAL $20.945 MILLION OF SERIES B PREFERRED STOCK ON THE SAME OR MORE FAVORABLE TERMS TO THE COMPANY AS THE SERIES B PREFERRED STOCK ISSUED PURSUANT TO THE SERIES B STOCK PURCHASE AGREEMENT.

Reasons for Board of Directors’ Recommendation

The Board believes that Proposal Number Two is in the best interests of the Company and its stockholders and should be approved.

In developing and arriving at its recommendation to the stockholders to vote in favor of Proposal Number Two, the Board explored with its independent financial advisor several alternatives to the Offering to achieve the Company’s financing requirements, corporate strategy, and commercial and development goals.

For each of these alternatives, the Board considered the following factors:

•	The extent to which each alternative to the Offering increases and maximizes stockholder value;
•	The degree of execution risk with each of the alternatives;
•	The dilution to existing stockholders for each alternative;
•	The degree to which each alternative was dependent upon market certainty and how the passage of time might adversely affect the likelihood of closing a transaction;
•

The amount of time needed to complete each such alternative, and the extent to which Company resources – including time and capacity of the management team – may be required to effectuate a transaction;

•	The extent to which each alternative satisfied the Company’s financing needs; and

•	Other factors, costs, benefits, restrictions, and limitations that may have applied uniquely to a particular alternative.

After careful consideration and weighing of each of the potential financing alternatives against each of these factors, the Board determined that the Offering provides the best opportunity to enable the Company to continue moving forward with its operations, development activities, and growth.

PROPOSAL NUMBER THREE

To Authorize the Company to Grant Each Holder of Series A Preferred Stock the Right to Purchase

its Pro Rata Share (with Respect to Such Stockholder’s Proportion of Outstanding Series A Preferred Stock

and Series B Preferred Stock) of Any Future Issuance of Series C Preferred Stock

On April 11, 2018, the Company entered into backstop commitment agreements, as amended on August 3, 2018 (as amended, the “Backstop Agreements”) with (i) York, (ii) Valinor and (iii) Halcyon pursuant to which York, Valinor, and Halcyon each agreed to purchase, at the Company’s election, up to approximately $23.2 million, $8.0 million and $3.8 million, respectively, in shares of Series A Preferred Stock, including the associated Warrants.

On June 15, 2018, the Company held a special meeting of stockholders to approve (i) the issuance of up to $35 million of Series A Preferred Stock pursuant to the terms of the Backstop Agreements and (ii) the sale of an additional $15 of Series A Preferred Stock on the same or more favorable terms to the Company.

On August 3, 2018, the Company entered into the Series A Stock Purchase Agreements with each of the Series A Preferred Stock Purchasers for the sale of shares of Series A Preferred Stock, which include associated warrants, to each Series A Preferred Stock Purchaser.

On August 9, 2018, pursuant to the terms of the Series A Stock Purchase Agreements and the Backstop Agreements with each of York, Valinor and Halcyon, the Company closed the offering of approximately $9.9 million, $3.4 million and $1.7 million in shares of Series A Preferred Stock, which included associated warrants, to York, Valinor and Halcyon, respectively.  On August 23, 2018, pursuant to the terms of the Series A Stock Purchase Agreement with HGC, the Company closed the offering of $35 million in shares of Series A Preferred Stock to HGC, which included associated warrants.  A total of $50 million of Series A Preferred Stock was sold to the Series A Purchasers.

Series C Preferred Stock Purchase Right

In connection with the Offering of Series B Preferred Stock, the Company granted each Purchaser the right to purchase its pro rata share (with respect to such stockholder’s proportion of outstanding Series A Preferred Stock and Series B Preferred Stock) of any future issuance of shares of Series C Preferred Stock of the Company in accordance with the terms of the Purchaser Rights Agreement.

The Company is seeking stockholder authorization to amend the Series A Stock Purchase Agreements with York, Valinor and Halcyon and the Purchaser Rights Agreement with HGC to grant each such holder of Series A Preferred Stock the right to purchase its pro rata share (with respect to such stockholder’s proportion of outstanding Series A Preferred Stock and Series B Preferred Stock) of any future issuance of Series C Preferred Stock of the Company prior to the final investment decision on the Project.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER THREE AND AUTHORIZE THE COMPANY TO GRANT EACH HOLDER OF SERIES A PREFERRED STOCK THE RIGHT TO PURCHASE ITS PRO RATA SHARE (WITH RESPECT TO SUCH STOCKHOLDER’S PROPORTION OF OUTSTANDING SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK) OF ANY FUTURE ISSUANCE OF SERIES C PREFERRED STOCK.

Reasons for Board of Directors’ Recommendation

The Board believes that Proposal Number Three is in the best interests of the Company and its stockholders and should be approved. In developing and arriving at its recommendation to the stockholders to vote “FOR” Proposal Number Three. The Board believes that it is appropriate to grant the right to purchase shares of Series C Preferred Stock, pursuant to the Purchase Right defined above, to holders of Parity Stock (as defined in the Series B Certificate of Designations) with priority and rights that are otherwise the same as the Series B Preferred Stock. For the avoidance of doubt, Parity Stock includes the Series A Preferred Stock.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

When you consider our Board’s recommendation to vote in favor of the Proposals, you should be aware that our directors, executive officers and certain existing stockholders have an interest in the approval of the Proposals that may be different from, or in addition to, the interests of our other stockholders of the Company.  In considering Proposal Number Three, you understand that each holder of Series A Preferred Stock is a stockholder of the Company and is entitled to vote on Proposal Number Three.  Finally, you understand that three individuals, two individuals, and one individual from York, Valinor, and Halcyon, respectively, serve on our Board.

In addition, the Board’s nominating, corporate governance and compensation committee has identified Company management’s ability to successfully source investment capital for the Company’s ongoing development activities as one of several considerations regarding annual equity compensation and cash bonus awards.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of August 28, 2018:

•	each person who is known to us to be the beneficial owner of more than 5% of our voting securities,
•	each of our directors; and
•	each of our named executive officers and all of executive officers and directors as a group.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

	Series A Preferred Stock Beneficially Owned(**)	Common Stock Beneficially Owned(**)		Percentage of Common Stock and Series A Preferred Stock Beneficially Owned(%)
Name
Executive Officers and Directors:
Matthew K. Schatzman	—	1,115,634		1.0%
René van Vliet	—	166,246		* %
Benjamin Atkins	—	92,623		* %
Krysta De Lima	—	68,873		* %
Kathleen Eisbrenner	—	8,714,132	(1)	7.5%
Avinash Kripalani	—	—	(2)	—%
William Vrattos	—	—	(3)	—%
David Magid	—	—	(4)	—%
Matthew Bonanno	—	—	(5)	—%
Brian Belke	—	—	(6)	—%
David Gallo	—	—	(7)	—%
L. Spencer Wells	—	24,085		* %
Eric S. Rosenfeld	—	1,624,851	(8)	1.4%
All directors and executive officers as a group (13 persons)	—	11,806,444		10.2%
Other 5% Stockholders:
York Entities	10,371	59,255,996	(9)	51.0%
Valinor Entities	3,556	20,025,467	(10)	17.2%
Halcyon Entities	1,718	9,786,414	(11)	8.4%

*   Indicates beneficial ownership of less than 1% of the total outstanding Company common stock.

** “Beneficial ownership” is a term broadly defined by the SEC in Rule 13d‑3 under the Exchange Act and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of August 28, 2018 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(1)	Includes 28,499 shares of Common Stock beneficially owned by Raymond Eisbrenner, Mrs. Eisbrenner’s husband.
(2)

Mr. Kripalani is Managing Principal at Halcyon, and as such, may also be deemed the beneficial owner of shares of Common Stock held by the Halcyon Entities. Mr. Kripalani disclaims beneficial ownership over any securities owned by the Halcyon Entities (except to the extent of any pecuniary interest therein).

(3)

Mr. Vrattos is a partner at York Capital Management, L.P., and as such may also be deemed the beneficial owner of shares of Common Stock held by the York Entities. Mr. Vrattos disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(4)

Mr. Magid is a vice president at York Capital Management, L.P, and as such may also be deemed the beneficial owner of shares of Common Stock held by the York Entities. Mr. Magid disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(5)

Mr. Bonanno is a partner at York Capital Management, L.P, and as such may also be deemed the beneficial owner of shares of Common Stock held by the York Entities. Mr. Bonanno disclaims beneficial ownership over any securities owned by the York Entities (except to the extent of any pecuniary interest therein).

(6)

Mr. Belke is a partner at Valinor, and as such may also be deemed the beneficial owner of shares of Common Stock held by the Valinor Entities. Mr. Belke disclaims beneficial ownership over any securities owned by the Valinor Entities (except to the extent of any pecuniary interest therein).

(7)

Mr. Gallo is a partner at Valinor, and as such may also be deemed the beneficial owner of shares of Common Stock held by the Valinor Entities. Mr. Gallo disclaims beneficial ownership over any securities owned by the Valinor Entities (except to the extent of any pecuniary interest therein).

(8)

Includes 90,744 shares of Common Stock held by the Rosenfeld Children’s Successor Trust, a trust established for Mr. Rosenfeld’s children. Also includes 96,232 shares of Common Stock issuable upon exercise of warrants.

(9)

The business address of the York Entities is 767 Fifth Avenue, 17th Floor, New York, NY 10153. Consists of 12,628,348 shares of Common Stock held by York Credit Opportunities Investments Master Fund, L.P.; 2,522,723 shares of Common Stock held by York European Distressed Credit Fund II, L.P.; 13,567,803 shares of Common Stock held by York Multi-Strategy Master Fund, L.P.; 11,751,923 shares of Common Stock held by York Credit Opportunities Fund, L.P.; 9,240,977 shares of Common Stock held by York Capital Management, L.P.; and 8,161,422 shares of Common Stock held by York Select Strategy Master Fund L.P. Also includes 515 shares of Series A Preferred Stock held by York European Distressed Credit Fund II, L.P; 1,885 shares of Series A Preferred Stock held by York Capital Management, L.P.; 2,397 shares of Series A Preferred Stock held by York Credit Opportunities Fund, L.P.; 2,577 shares of Series A Preferred Stock held by York Credit Opportunities Investment Master Fund, L.P.; and 2,768 shares of Series A Preferred Stock held by York Multi-Strategy Master Fund, L.P. Pursuant to the terms of the Certificate of Designations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”), the Company will pay dividends on the Series A Preferred Stock and such dividends will be cumulative and accrue at a rate of 12% per annum and will be payable in cash or in-kind quarterly, at the Company’s option.  Accordingly, the aggregate amount of 10,371 shares of Series A Preferred Stock beneficially owned by the York Entities consists of (i) aggregate amount of 10,142 shares of Series A Preferred Stock purchased by the York Entities plus (ii) an aggregate of 229 shares of Series A Preferred Stock as payment-in-kind dividends entitled to be received by the York Entities within 60 days of August 28, 2018. Furthermore, the aggregate amount of 10,371 shares of Series A Preferred Stock beneficially owned by the York Entities is currently convertible into 1,382,800 shares of Common Stock; however, pursuant to Nasdaq Listing Rule5640 (the “Nasdaq Voting Rights Rule”), only 425,482 of the 1,382,800 as-converted shares of Common Stock are entitled to vote on each matter properly submitted to a vote at the Special Meeting.  Beneficial ownership is derived from Schedule 13D/A filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2018.

(10)

The business address of the Valinor Entities is 510 Madison Avenue, 25th Floor, New York, NY 10022. Consists of 10,916,307 shares of Common Stock held by Valinor Capital Partners Offshore Master Fund, L.P.; 4,798,329 shares of Common Stock held by VND Partners, L.P.; and 3,836,698 shares of Common Stock held by Valinor Capital Partners, L.P.    Also includes 905 shares of Series A Preferred Stock held by Valinor Capital Partners, L.P and 2,572 shares of Series A Preferred Stock held by Valinor Capital Partners Offshore Master Fund, L.P.    The aggregate amount of 3,556 shares of Series A Preferred Stock beneficially owned by the Valinor Entities consists of (i) aggregate amount of 3,478 shares of Series A Preferred Stock purchased by the Valinor Entities plus (ii) an aggregate of 78 shares of Series A Preferred Stock as payment-in-kind dividends entitled to be received by the Valinor Entities within 60 days of August 28, 2018. Furthermore, the aggregate amount of 3,556 shares of Series A Preferred Stock beneficially owned by the Valinor Entities is currently convertible into 474,133 shares of Common Stock; however, pursuant to the Nasdaq Voting Rights Rule, only 145,884 of the 474,133 as-converted shares of Common Stock are entitled to vote on each matter properly submitted to a vote at the Special Meeting.  Beneficial ownership is derived from Schedule 13D/A filed with the SEC on August 13, 2018.

(11)

The business address of the Halcyon Entities is 477 Madison Avenue, 8th Floor, New York, NY 10022. Consists of 329,410 shares of Common Stock held by Halcyon Solutions Master Fund, L.P.; 4,090,196 shares of Common Stock held by HCN L.P.; 2,641,178 shares of Common Stock held by Halcyon Mount Bonnell Fund LP; 1,741,349 shares of Common Stock held by Halcyon Energy, Power, and Infrastructure Capital Holdings LLC; and 647,714 shares of Common Stock held by First Series of HDML Fund I LLC. Also includes 107,500 shares of Common Stock issuable upon exercise of warrants held by Halcyon Solutions Master Fund, L.P; 1,043 shares of Series A Preferred Stock held by HCN L.P.; 481 shares of Series A Preferred Stock held by First Series of HDML Fund I LLC; and 157 shares of Series A Preferred Stock held by Halcyon Solutions Master Fund, L.P. The aggregate amount of 1,718 shares of Series A Preferred Stock beneficially owned by the Halcyon Entities consists of (i) aggregate amount of 1,681 shares of Series A Preferred Stock purchased by the Halcyon Entities plus (ii) an aggregate of 37 shares of Series A Preferred Stock as payment-in-kind dividends entitled to be received by the Halcyon Entities within 60 days of August 28, 2018. Furthermore, the aggregate amount of 1,718 shares of Series A Preferred Stock beneficially owned by the Halcyon Entities is currently convertible into 229,067 shares of Common Stock; however, pursuant to the Nasdaq Voting Rights Rule, only 70,524 of the 229,067 as-converted shares of Common Stock are entitled to vote on each matter properly submitted to a vote at the Special Meeting.  Beneficial ownership is derived from Schedule 13D/A filed with the SEC on August 13, 2018.

With respect to voting on the Proposals, each share of Series A Preferred Stock is entitled to a number of votes equal to the largest number of whole shares of Common Stock into which such shares of Series A Preferred Stock are convertible as if such shares of Series A Preferred Stock were converted at “market value” on the date the shares of Series A Preferred Stock were issued as of the record date for such vote.  Accordingly:

•	York has the right to vote its shares of Series A Preferred Stock with the Common Stock on an “as converted” basis, currently equal to 425,482 shares of Common Stock;
•	Valinor has the right to vote its shares of Series A Preferred Stock with the Common Stock on an “as converted” basis, currently equal to 145,884 shares of Common Stock; and
•	Halcyon has the right to vote its shares of Series A Preferred Stock with the Common Stock on an “as converted” basis, currently equal to 70,524 shares of Common Stock.

OTHER MATTERS

Neither we nor any of the persons named as proxies know of matters other than those described above to be voted on at the Special Meeting.  However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational reporting requirements of the Exchange Act, and we file annual, quarterly, and other reports, Proxy Statements, and other information with the SEC.  You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for additional information about the operation of the public reference room.   Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.  Our website address is http://www.next-decade.com.  Information on our website will not be considered a part of this Proxy Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed with the SEC. You should read the information incorporated by reference because it is an important part of this prospectus supplement. We incorporate by reference the following information or documents that we have filed with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 8, 2018;
•	Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2018 filed with the SEC on May 9, 2018 and for the quarterly period ended June 30, 2018 filed with the SEC on August 9, 2018;
•	Current Reports on Form 8-K filed with the SEC on January 24, 2018, February 20, 2018, April 12, 2018, June 15, 2018, August 7, 2018, August 24, 2018, August 30, 2018 and September 4, 2018; and
•	the description of our Common Stock contained in the Form 8-K filed with the SEC on July 28, 2017, as the same may be amended from time-to-time.

Our independent registered public accountants are not expected to be present at the Special Meeting.

All reports and other documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and shall be a part hereof from the date of filing of such reports and other documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed modified, superseded or replaced for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement, or in any subsequently filed document that also is deemed to be incorporated by reference in this Proxy Statement, modifies, supersedes or replaces such statement.  Any statement so modified, superseded or replaced shall not be deemed, except as so modified, superseded or replaced, to constitute a part of this Proxy Statement.  None of the information that we disclose under Items 2.02 or 7.01 of any Current Report on Form 8-K or any corresponding information, either furnished under Item 9.01 or included as an exhibit thereto, that we may from time to time furnish to the SEC will be incorporated by reference into, or otherwise included in, this Proxy Statement, except as otherwise expressly set forth in the relevant document.  Subject to the foregoing, all information appearing in this Proxy Statement is qualified in its entirety by the information appearing in the documents incorporated by reference.

We will furnish to you, upon written or oral request, a copy of any or all of the documents that have been incorporated by reference, including exhibits to those documents.  You may request a copy of those filings at no cost by writing or telephoning our corporate secretary at the following address and telephone number:

NextDecade Corporation

Attention: Corporate Secretary

3 Waterway Square Place, Suite 400

The Woodlands, Texas 77380

(713) 574-1880

Except as provided above, no other information, including information on our website, is incorporated by reference in this Proxy Statement.

By Order of the Board,

/s/ Krysta De Lima
Krysta De Lima
General Counsel and Corporate Secretary

APPENDIX A

CERTIFICATE OF DESIGNATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

NEXTDECADE CORPORATION

NEXTDECADE CORPORATION, a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority contained in Article Fourth of its Second Amended and Restated Certificate of Incorporation, as amended prior to the date hereof (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the Delaware General Corporation Law (the “DGCL”), the special committee of the board of directors of the Corporation (the “Special Committee”) duly approved and adopted on [•], 2018 the following resolution, which resolution remains in full force and effect on the date hereof:

WHEREAS, the Certificate of Incorporation authorizes the issuance of up to 480,000,000 shares of Common Stock and up to 1,000,000 shares of preferred stock, par value $.0001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the board of directors of the Corporation, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series; and

WHEREAS, pursuant to Section 3.10 of the Amended and Restated Bylaws of the Corporation (the “Bylaws”), the board of directors of the Corporation may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation in compliance with the Bylaws and all applicable laws, rules and regulations, including, but not limited to, the rules of the exchange on which the Corporation’s common stock is listed.  Any such committee, to the extent provided by law and in the resolution of the board of directors of the Corporation establishing such committee, shall have and may exercise all the powers and authority of the board of directors of the Corporation in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it and, so long as the resolutions expressly so provides, such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock; and

WHEREAS, the board of directors of the Corporation has established the Special Committee by resolutions upon a determination by the board of directors of the Corporation that doing so was in the best interests of the Corporation and its stockholders, and by resolutions expressly authorized the Special Committee to issue Preferred Stock; and

WHEREAS, the Special Committee desires to establish and fix such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the Series B Preferred Stock defined below.

NOW, THEREFORE, BE IT RESOLVED, that the Series B Preferred Stock be, and hereby is, created, and that the number of shares thereof, the voting powers thereof and the designations, preferences and relative, participating, optional and other special rights thereof and the qualifications, limitations and restrictions thereof be, and hereby are, as follows:

1.General.

(a)      The shares of such series are designated the Series B Convertible Preferred Stock (hereinafter referred to as the “Series B Preferred Stock”). The number of authorized shares constituting the Series B Preferred Stock shall be fifty thousand (50,000) shares of Series B Preferred Stock; provided, that such authorized number of shares constituting Series B Preferred Stock shall be increased automatically by the amount of shares representing the origination fee contemplated to be issued pursuant to the Series B Purchase Agreement and PIK Dividends (as defined below) payable to the holders of such Series B Preferred Stock.  Subject to Section 6, that number from time to time may be increased or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by (i) further resolution duly adopted by the board of directors of the Corporation, or any duly authorized committee thereof, and (ii) the filing of amendments to the Certificate of Incorporation pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized. The Corporation shall not have the authority to issue fractional shares of Series B Preferred Stock.

(b)      Each share of Series B Preferred Stock will be identical in all respects to the other shares of Series B Preferred Stock.

(c)      Shares of Series B Preferred Stock converted into Common Stock (as defined below) will be cancelled and will revert to authorized but unissued Preferred Stock, undesignated as to series.

(d)      In any case where any Dividend Payment Date is not a Business Day, then (notwithstanding any other provision of this Certificate of Designations) payment of dividends need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Dividend Payment Date; provided,  however, that no interest will accrue on such amount of dividends for the period from and after such Dividend Payment Date, as the case may be.

(e)      The Series B Preferred Stock, with respect to payment of dividends and rights upon Liquidation (defined below), ranks: (i) senior in all respects to all Junior Stock; (ii) on a parity in all respects with all Parity Stock; and (iii) junior in all respects to all Senior Stock.

2.Certain Defined Terms.

As used in this Certificate of Designations, the following terms have the respective meanings set forth below:

(a)        “Affiliate” shall have the meaning ascribed to such term as of the date hereof in Rule 405 under the Securities Act.

(b)        “Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other governmental action to close.

(c)        “Cash Dividends” has the meaning specified in Section 3(a).

(d)        “Certificate of Designations” means this Certificate of Designations of the Series B Convertible Preferred Stock of the Corporation.

(e)        “Certificate of Incorporation” has the meaning specified in the first paragraph of this Certificate of Designations.

(f)        “Change of Control” means the occurrence of any of the following: (i) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the assets of the Corporation and its Subsidiaries; (ii) any direct or indirect transfer of the Corporation’s securities (including pursuant to any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation in which the Corporation is the surviving corporation) such that after such transfer a Person or group of Persons (other than the holders of the Corporation’s capital stock immediately prior to such transfer and their respective Affiliates) would own, directly or indirectly, 50% or more of the outstanding voting stock of the Corporation; (iii) any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation with or into another Person where the Corporation is not the surviving corporation; or (iv) a majority of the board of directors of the Corporation ceases to be comprised of Incumbent Directors.

(g)        “Common Stock” means common stock of the Corporation, par value $.0001 per share.

(h)        “Conversion Price” means $7.50 (Seven Dollars and Fifty Cents), subject to adjustment in accordance with the provisions of Section 5(g).

(i)        “Conversion Ratio” means, with respect to any share of Series B Preferred Stock, an amount (subject to adjustment in accordance with the provisions of Section 5(g)) equal to the quotient of (i) the sum of (A) the Series B Issue Price, plus (B) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to the conversion thereof in accordance with Section 5,  divided by (ii) the Conversion Price.

APPENDIX-2

(j)        “Corporation” has the meaning specified in the first paragraph of this Certificate of Designations.

(k)        “DGCL” has the meaning specified in the first paragraph of this Certificate of Designations.

(l)        “Dividend Payment Date” means January 15, April 15, July 15 and October 15 of each year, commencing on the date stipulated in Section 3(c).

(m)        “Dividend Rate” means a rate per annum equal to 12.0%.

(n)        “Dividend Record Date” means, with respect to any Dividend Payment Date, the March 15, June 15, September 15 or December 15, as applicable, immediately preceding such Dividend Payment Date.

(o)        “FID Event” means (i) the issuance of the notice to proceed in accordance with the engineering, procurement and construction contract for the Terminal with all conditions precedent thereunder for the issuance of such notice to proceed having been satisfied, and (ii) the procurement of all necessary debt or equity financing arrangements to engineer, procure and construct the Terminal under said agreement, with all conditions precedent thereunder for initial draw of funds having been satisfied.

(p)        “Holder” means, with respect to shares of Series B Preferred Stock, the stockholder in whose name such Series B Preferred Stock is registered in the stock books of the Corporation.

(q)        “Incumbent Directors” means the individuals who, as of the Original Issue Date, are directors of the Corporation and any individual becoming a director subsequent to the Original Issue Date whose election, nomination for election by the Corporation’s stockholders, or appointment was approved by a vote of at least a majority of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination); provided,  however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the board of directors of the Corporation occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) under the Securities Exchange Act of 1934, as amended) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board of directors of the Corporation.

(r)        “Junior Stock” means the Common Stock and any other class or series of shares of capital stock of the Corporation hereafter authorized or established by the board of directors of the Corporation over which the Series B Preferred Stock has priority in the payment of dividends and in the distribution of assets upon any Liquidation.

(s)        “Liquidation” means: (A) any voluntary or involuntary liquidation, dissolution, winding up of the Corporation; or (B) a Change of Control; provided,  however, that for the purposes of this definition and Section 4, the following shall not be deemed a Liquidation: (i) a consolidation of the Corporation with a Subsidiary, so long as the ownership of the Corporation remains substantially the same immediately following such consolidation; (ii) a merger effected to change the jurisdiction of incorporation of the Corporation so long as the ownership of the Corporation remains substantially the same immediately the merger; or (iii) a public or private equity offering by the Corporation that does not result in a Change of Control.

(t)        “Mandatory Conversion Date” has the meaning specified in Section 5(b)(i).

(u)        “NASDAQ” means any of the national securities exchanges owned or operated by NASDAQ, Inc.

(v)        “Optional Conversion Date” has the meaning specified in Section 5(a)(ii).

(w)        “Original Issue Date” means the date of this Certificate of Designations.

(x)        “Parity Stock” means any class or series of shares of the Corporation that have pari passu priority with the Series B Preferred Stock in the payment of dividends or in the distribution of assets upon any Liquidation (including, for the avoidance of doubt, Series A Preferred Stock and Series C Preferred Stock).

APPENDIX-3

(y)        “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity.

(z)        “PIK Dividend” has the meaning specified in Section 3(b).

(aa)        “PIK Dividend Amount” has the meaning specified in Section 3(b).

(bb)        “PIK Share” has the meaning specified in Section 3(b).

(cc)        “Preferred Holder” has the meaning specified in Section 4(a).

(dd)        “Preferred Stock” has the meaning specified in the recitals to this Certificate of Designations.

(ee)        “Purchasers” means the initial purchasers of Series B Preferred Stock pursuant to the Series B Purchase Agreement and their respective successors and permitted assigns.

(ff)        “Quarter” means the three-month period ending on each of March 31, June 30, September 30 and December 31 of each year, provided that, with respect to the first period following the Original Issue Date, such Quarter shall be deemed to include solely the portion of such period after the Original Issue Date.

(gg)        “Quarterly Dividends” has the meaning specified in Section 3(b).

(hh)        “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(ii)        “Senior Stock” means each class of capital stock or series of preferred stock established after the Original Issue Date by the board of directors of the Corporation, the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to payment of dividends or in the distribution of assets upon any Liquidation.

(jj)        “Series B Issue Price” means an amount per share of Series B Preferred Stock equal to $1,000.00.

(kk)        “Series B Liquidation Preference” means, with respect to each share of Series B Preferred Stock outstanding as of immediately prior to any Liquidation, an amount equal to the greater of (i) an amount equal to the sum of (A) the Series B Issue Price, plus (B) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to such Liquidation in accordance with Section 3, and (ii) the amount that would be distributable pursuant to such Liquidation in respect of the shares of Common Stock into which such share of Series B Preferred Stock would be converted pursuant to Section 5 (without regard to any of the limitations on convertibility contained therein and plus any payment in respect of any fractional interest pursuant to Section 5(c)) if all outstanding shares of the Corporation’s Series B Preferred Stock were converted into shares of Common Stock as of immediately prior to such Liquidation.

(ll)        “Series A Preferred Stock” means Parity Stock (other than Series C Preferred Stock) in an aggregate amount not to exceed $50,000,000.

(mm)        “Series B Preferred Stock” has the meaning specified in Section 1(a).

(nn)        “Series B Purchase Agreement” means that certain Series B Convertible Preferred Stock Purchase Agreement, dated as of August [•], 2018, by and among the Corporation and the Purchasers.

(oo)        “Series C Preferred Stock” means Parity Stock (other than Series A Preferred Stock or Series B Preferred Stock) in an aggregate amount not to exceed $50,000,000 that is issued at any time on or after the date that is eighteen (18) months after the Original Issue Date, subject to the authorization and issuance of such Series C Preferred Stock by the board of directors of the Corporation and stockholders of the Corporation.

(pp)        “Special Committee” has the meaning specified in the first paragraph of this Certificate of Designations.

APPENDIX-4

(qq)        “Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

(rr)        “Terminal” means two or more liquefaction trains at the Rio Grande LNG terminal facility at the Port of Brownsville in southern Texas.

(ss)        “Trading Day” means a day during which trading in securities generally occurs on NASDAQ or, if the Common Stock is not listed on NASDAQ, on the New York Stock Exchange or, if the Common Stock is not listed on NASDAQ or the New York Stock Exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, “Trading Day” means a Business Day.

(tt)        “Transfer Agent” means Continental Stock Transfer & Trust Company, acting as the Corporation’s duly appointed transfer agent, registrar, conversion agent, dividend disbursing agent and paying agent for any securities of the Corporation, and its successors and assigns, or any other Person appointed to serve as transfer agent, registrar, conversion agent, dividend disbursing agent or paying agent by the Corporation.

3.Dividends.

(a)       Dividends will, with respect to each share of Series B Preferred Stock, accrue on the Series B Issue Price at the Dividend Rate for each Quarter for the portion of such Quarter for which such share is outstanding, to and including the last day of such Quarter.  Dividends on the Series B Preferred Stock will accrue on a daily basis (at the Dividend Rate assuming a 365-day year), whether or not declared. Subject to the rights of holders of any Senior Stock, Holders will be entitled to receive, prior to any distributions made in respect of any Junior Stock in respect of the same Quarter, out of funds legally available for payment, cash dividends (“Cash Dividends”) on the Series B Issue Price at the Dividend Rate on each Dividend Payment Date in arrears in respect of the Quarter ending immediately prior to such Dividend Payment Date, provided that such Cash Dividends will be payable only when, as and if declared by the board of directors of the Corporation, and with respect to any Quarter, no Cash Dividend will be declared or payable to any holder of Junior Stock or Parity Stock unless a Cash Dividend is declared or paid to Holders of Series B Preferred Stock in such Quarter.

(b)       Notwithstanding anything to the contrary in Section 3(a), if, at the election of the board of directors of the Corporation, the Corporation does not declare and pay all or any portion of a Cash Dividend payable on any Dividend Payment Date in accordance with Section 3(a) (with respect to each share of Series B Preferred Stock, the unpaid portion of such Cash Dividend, the “PIK Dividend Amount”), then the Corporation will deliver to each Holder of shares of Series B Preferred Stock, on such Dividend Payment Date, a number of shares of Series B Preferred Stock (each, a “PIK Share”) equal to the quotient of (i) the PIK Dividend Amount payable in respect of the shares of Series B Preferred Stock held by such Holder, divided by (ii) the Series B Issue Price (such dividend, a “PIK Dividend” and together with Cash Dividends, “Quarterly Dividends”).  Any PIK Dividend declared and paid in accordance with this Section 3(b) will reduce, on a dollar-for-dollar basis, the amount of Cash Dividends otherwise required to be paid under Section 3(a) with respect to any Quarter.  No fractional shares of Series B Preferred Stock shall be issued to any Holder pursuant to this Section 3(b) (after taking into account all shares of Series B Preferred Stock held by such Holder) and in lieu of any such fractional share, the Corporation shall pay to such Holder, at the Corporation’s option, either (1) an amount in cash equal to the applicable fraction of a share of Series B Preferred Stock multiplied by the Series B Liquidation Preference per share of Series B Preferred Stock or (2) one additional whole share of Series B Preferred Stock.  Each share of Series B Preferred Stock paid as a PIK Dividend under this Section 3(b) shall have a deemed value equal to the Series B Issue Price.  Notwithstanding anything to the contrary in this Section 3(b), the Corporation shall not declare or pay a Cash Dividend to any holder of shares of Junior Stock or Parity Stock in any Quarter if, during such Quarter, the Corporation declares or pays a PIK Dividend to any Holder of Series B Preferred Stock.

(c)       Quarterly Dividends will be payable in arrears on each Dividend Payment Date (commencing on the first Dividend Payment Date occurring at least forty-five (45) days after the Original Issue Date) for the Quarter ending immediately prior to such Dividend Payment Date, to the Holders of Series B Preferred Stock as they appear on the Corporation’s stock register at the close of business on the relevant Dividend Record Date. Notwithstanding the foregoing, the Corporation will not be required to pay Cash Dividends on the Series B Preferred Stock to the extent prohibited by any

APPENDIX-5

indebtedness of the Corporation or to pay any Quarterly Dividend on the Series B Preferred Stock to the extent not consistent with applicable law, but in such case, such unpaid amounts will be cumulative and will compound Quarterly on each Dividend Payment Date in arrears.

(d)       Subject to this Section 3, dividends (payable in cash, securities or other property) as may be determined by the board of directors of the Corporation may be declared and paid on any of the Corporation’s securities, including the Common Stock, from time to time out of funds legally available for such payment, provided, that in the event that the Corporation declares or pays any dividends upon the Common Stock, other than non-cash dividends that give rise to an adjustment to the Conversion Price pursuant to Section 5(g), the Corporation shall also declare and pay to the Holders of the Series B Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series B Preferred Stock had all of the outstanding Series B Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

(e)       The Corporation covenants that, so long as any shares of Series B Preferred Stock remain outstanding:

(i)       the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Preferred Stock or Series B Preferred Stock, as applicable, if at any time the authorized number of shares of Preferred Stock or Series B Preferred Stock remaining unissued would otherwise be insufficient to allow delivery of all PIK Shares deliverable as of the next applicable Dividend Payment Date, assuming that the Quarterly Dividends then payable would be paid in their entirety as PIK Dividends; and

(ii)       all PIK Shares will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws and under the Series B Purchase Agreement) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof).

4.Liquidation.

(a)       In the event of any Liquidation, subject to the rights of holders of any Senior Stock and before any distribution is made to holders of shares of Junior Stock, the Holders of the Series B Preferred Stock and Parity Stock (the “Preferred Holders”) will be entitled to receive in respect of each share of Series B Preferred Stock and Parity Stock held by such Preferred Holder as of immediately prior to such Liquidation, from the assets of the Corporation, or proceeds thereof, distributable among the holders of the Corporation’s then-outstanding shares of capital stock, an amount equal to their respective liquidation preference applicable to such share of Series B Preferred Stock or Parity Stock, as the case may be.  If, upon such Liquidation, the assets of the Corporation, or proceeds thereof, are insufficient to pay the full liquidation preference of each Preferred Holder, then all such assets and proceeds of the Corporation so distributable will be distributed ratably in respect of the then-outstanding shares of Series B Preferred Stock and Parity Stock, in proportion to their respective liquidation preferences.

(b)       Notice of any Liquidation will be given by mail, postage prepaid, not less than thirty (30) days prior to the distribution or payment date stated therein, to each Preferred Holder appearing on the stock books of the Corporation as of the date of such notice at the address of said Preferred Holder shown therein. Such notice will state a distribution or payment date, the aggregate liquidation preference distributable in respect of all shares of Series B Preferred Stock and Parity Stock then held by such Preferred Holder and the place where such amount will be distributable or payable.

(c)       After the payment to the Preferred Holders of all amounts distributable pursuant to Section 4(a), the Holders of outstanding shares of Series B Preferred Stock will have no right or claim, based on their ownership of shares of Series B Preferred Stock, to any of the remaining assets of the Corporation.

APPENDIX-6

5.Conversion.

(a)       Optional Conversion by the Corporation.  Subject to the terms and conditions of this Section 5(a), the Corporation shall have the option to force the conversion of all, but not less than all, of the Series B Preferred Stock at the Conversion Price on any date with respect to which the volume weighted average trading price of the Common Stock for each Trading Day during any sixty (60) of the prior ninety (90) Trading Days is equal to or greater than 175% of the Conversion Price, subject to the following terms and conditions:

(i)       The Corporation shall give written notice to each Holder of its election to force conversion of the Series B Preferred Stock plus any accrued but unpaid dividends on the Series B Preferred Stock as of immediately prior to the conversion thereof.

(ii)       Each share of Series B Preferred Stock will be convertible pursuant to this Section 5(a) into a number of shares of Common Stock equal to the Conversion Ratio applicable to such share of Series B Preferred Stock as of immediately prior to the close of business on the day of surrender (or, if not a Business Day, then the next Business Day thereafter) of the certificate for such share for conversion in accordance with Section 5(a)(iii) or the day designated by the Corporation which is no more than ten Business Days after the date on which the optional conversion is triggered pursuant to clause (a) above (the “Optional Conversion Date”).

(iii)       Each Holder agrees to surrender at the office of the Corporation the certificate(s) therefor, duly endorsed or assigned to the Corporation or in blank.

(iv)       Shares of Series B Preferred Stock will be deemed to have been converted immediately prior to the close of business on the Optional Conversion Date, and at such time the rights of the Holder of such shares of Series B Preferred Stock as a holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the Optional Conversion Date, the Corporation will issue and deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as provided in Section 5(c), to the Person or Persons entitled to receive the same.

(v)       In the event that the Corporation elects to force the conversion of the Series B Preferred Stock pursuant to this Section 5(a), if permitted in accordance with the terms of any other series of Parity Stock, then the Corporation must also convert each series of then-issued and outstanding Parity Stock at the same time.

(b)       Mandatory Conversion.  The Corporation must convert all, but not less than all, of the Series B Preferred Stock into shares of Common Stock, on and subject to the following terms and conditions:

(i)       The Corporation must convert all of the Series B Preferred Stock into shares of Common Stock on the date that is the earlier of (i) the tenth (10th) Business Day following an FID Event, or (ii) the tenth anniversary of the Original Issue Date (the “Mandatory Conversion Date”).

(ii)       Each share of Series B Preferred Stock will be convertible pursuant to this Section 5(b) into a number of shares of Common Stock equal to the Conversion Ratio applicable to such share of Series B Preferred Stock as of immediately prior to the close of business on the Mandatory Conversion Date.

(iii)       Each share of Series B Preferred Stock will be deemed to have been converted immediately prior to the close of business on the Mandatory Conversion Date, and at such time the rights of the Holder of such shares of Series B Preferred Stock as a Holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock. As promptly as practicable on or after the conversion date and after surrender of the certificate(s) representing the converted Series B Preferred Stock, the Corporation will issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together

APPENDIX-7

with payment in lieu of any fraction of a share, as provided in Section 5(c), to the Person or Persons entitled to receive the same.

(c)       Fractional Interests.  If more than one share of Series B Preferred Stock is presented for conversion at the same time by the same Holder (either pursuant to Section 5(a) or Section 5(b)), the number of full shares of Common Stock which will be issuable upon such conversion thereof will be computed on the basis of the aggregate number of shares of Series B Preferred Stock to be converted by such Holder.  The Corporation will not be required upon the conversion of any shares of Series B Preferred Stock to issue any fractional shares of Common Stock, but may, in lieu of issuing any fractional share of Common Stock that would otherwise be issuable upon such conversion, pay a cash adjustment in respect of such fraction in an amount equal to the product of (i) such fraction, multiplied by (ii) the volume-weighted average trading price of the Common Stock for the ten (10) Trading Days immediately prior to the Mandatory Conversion Date. No Holder of Series B Preferred Stock will be entitled to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock if such amount of cash is paid in lieu thereof.

(d)       Reservation and Authorization of Common Stock. The Corporation covenants that, so long as any shares of Series B Preferred Stock remain outstanding:

(i)       the Corporation will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the conversion of the shares of Series B Preferred Stock, such number of shares of Common Stock as from time to time will be issuable upon the conversion in full of all outstanding shares of Series B Preferred Stock;

(ii)       the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock then deliverable upon the conversion of all outstanding shares of Series B Preferred Stock; and

(iii)       all shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws and the Series B Purchase Agreement) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof).

The Corporation hereby authorizes and directs the Transfer Agent for the Common Stock at all times to reserve stock certificates of deposit such stock certificates on behalf of the Corporation with the Depository Trust Company for such number of authorized shares of Common Stock as are required for such purpose.

(e)       Notwithstanding anything to the contrary contained in this Certificate of Designations, the number of shares of Common Stock or PIK Shares that may be issued under this Certificate of Designations, for any reason, may not exceed the maximum number of shares which the Corporation may issue without obtaining shareholder approval under applicable law (including, for the avoidance of doubt, the shareholder approval rules of NASDAQ or any other national securities exchange on which the shares of Common Stock are then listed) unless such shareholder approval has been obtained.  Additionally, the Corporation will not issue any shares of Common Stock or PIK Shares under this Certificate of Designations, unless at the time of such issuance, the maximum number of shares then issuable may be issued under such rules without any shareholder approval, unless the requisite shareholder approval has been obtained. The foregoing restriction shall continue notwithstanding any failure of the Common Stock to continue to be listed on NASDAQ. In the event the Corporation is restricted from issuing shares of Common Stock or PIK Shares pursuant to this Certificate of Designations in accordance with the preceding sentence, the Corporation will be required to satisfy its obligations with respect to PIK Shares by paying cash in respect of such dividend payment obligation.

(f)       Payment of Taxes. The Corporation will pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock

APPENDIX-8

pursuant hereto.  The Corporation also will not impose any service charge in connection with any conversion of the shares of Series B Preferred Stock to shares of Common Stock. The Corporation will not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for shares of Common Stock or payment of cash or other property to any recipient other than any such Holder of a share of Series B Preferred Stock converted, and in the case of, any such transfer or payment, the Transfer Agent for the Series B Preferred Stock and the Corporation will not be required to issue or deliver any certificate or pay any cash until (i) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Transfer Agent for the Series B Preferred Stock or the Corporation, or (ii) it has been established to the Corporation’s satisfaction that any such tax or other charge that is or may become due has been paid.

(g)       Conversion Price Adjustment.  The Conversion Price and the number and kind of shares of stock of the Corporation issuable on conversion shall be adjusted from time to time as follows:

(i)       Subdivisions and Combinations.

If the Corporation (a) subdivides its outstanding Common Stock into a greater number of shares or (b) combines its outstanding Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect immediately after the effectiveness of such subdivision or combination shall be adjusted as follows:

CP1 = CP0 x (OS0 / OS1)

Where:

CP1 = the Conversion Price in effect immediately after the effectiveness of such subdivision or combination;

CP0 = the Conversion Price in effect immediately before the effectiveness of such subdivision or combination;

OS0 = the number of shares of Common Stock outstanding immediately before the effectiveness of such subdivision or combination; and

OS1 = the number of shares of Common Stock outstanding immediately after the effectiveness of such subdivision or combination.

(ii)Dividends Payable in Shares of Common Stock.

If the Corporation pays a dividend or otherwise makes a distribution payable in shares of Common Stock to all or substantially all of the holders of the outstanding shares of any class or series of stock of the Corporation, the Conversion Price shall be adjusted as follows:

CP1 = CP0 x (OS0 / OS1)

Where:

CP1 = the Conversion Price in effect immediately after the close of business on the record date for such dividend or distribution;

CP0 = the Conversion Price in effect immediately before the close of business on the record date for such dividend or distribution;

OS0 = the number of shares of Common Stock outstanding immediately before the close of business on the record date for such dividend or distribution; and

OS1 = the number of shares of Common Stock outstanding immediately after payment of such dividend or distribution.

APPENDIX-9

If the total number of shares constituting the dividend or distribution does not exceed 1.0% of the number of shares of Common Stock outstanding immediately before the close of business on the record date for such dividend or distribution, then unless adjustment is earlier required pursuant to Section 5(g)(v), no adjustment shall be made to the Conversion Price, but such shares constituting the dividend or distribution shall be included in the next succeeding dividend or other distribution for purposes of determining whether an adjustment to the Conversion Price shall occur in accordance with this sentence.  In case shares of Common Stock are not issued after a record date has been fixed, the Conversion Price shall be readjusted to the Conversion Price that would have been in effect if the record date had not been fixed.

(iii)       Common Stock Issuances. (A) If the Corporation shall at any time or from time to time, issue, sell or otherwise dispose of any additional shares of Common Stock (including shares owned or held by or for the account of the Corporation), however designated (other than (t) Common Stock or warrants or options to purchase such additional number of shares of Common Stock, in each case issued in connection with a bona fide acquisition, merger or similar transaction between the Corporation and a non-Affiliated third party; (u) shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities or the investment of additional optional amounts in shares of Common Stock under any such plan; (v) the issuance of any shares of Common Stock or options or rights to purchase such shares designated for such issuance as of the date hereof pursuant to any of the Corporation’s employee, director, trustee, or consultant benefit plans, employment agreements, or similar arrangements or programs; (w) the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable or convertible security outstanding as of the date shares of Series B Preferred Stock were first issued; (x) the issuance of any shares of Common Stock in connection with a conversion of shares of Series A Preferred Stock after the date hereof; (y) a change (by merger, reclassification, or otherwise) in the par value of the Common Stock; or (z) the issuance of up to 7,500,000 shares of Common Stock or any securities convertible into or exchangeable or exercisable for up to 7,500,000 shares of Common Stock in one or more public offerings) then the Conversion Price shall be adjusted as follows:

CP1 = CP0 – (CP0 x SI/ OS1)

Where:

CP1 = the Conversion Price in effect immediately after the issuance of additional shares of Common Stock;

CP0 = the Conversion Price in effect immediately prior to the issuance of additional shares of Common Stock;

SI = the number of additional shares of Common Stock issued (excluding any shares described in clauses (t) – (z) above);

OS1 = the number of shares of Common Stock outstanding immediately after the issuance of additional shares of Common Stock.

(iv)       Deferral of Issuance of Additional Shares in Connection with Conversions between a Record Date and Occurrence of Triggering Event.

In any case in which this Section 5(g) requires that an adjustment as a result of any event become effective from and after a record date, the Corporation may elect to defer until after the occurrence of the event (a) issuing to the Holder of any shares of Series B Preferred Stock converted after the record date and before the occurrence of the event the additional shares of Common Stock issuable upon such conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately before adjustment, and (b) paying to such Holder any amount in cash in lieu of a fractional share of Common Stock under Section 5(c) above.  In any such case, the Corporation shall issue or cause a transfer agent to issue evidence, in a form reasonably satisfactory to the Holders of such shares of Series B Preferred Stock, of the right to receive the shares as to which the issuance is deferred.

APPENDIX-10

(v)       Postponement of Small Adjustments.

Any adjustment in the Conversion Price otherwise required to be made by this Section 5 may be postponed until the earlier of (x) the day prior to the Optional Conversion Date or Mandatory Conversion Date, if applicable, or (y) the date of the next adjustment otherwise required to be made up to, but not beyond, one year from the date on which it would otherwise be required to be made, if such adjustment (together with any other adjustments postponed under this Section 5(g)(v) and not theretofore made) would not require an increase or decrease of more than 1% in such price and would not, if made, entitle the Holders of all then outstanding shares of Series B Preferred Stock upon conversion to receive additional shares of Common Stock equal in the aggregate to one-tenth of one percent (0.1%) or more of the then issued and outstanding shares of Common Stock.  All calculations under this Section 5(g)(v) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(vi)       Reductions in Conversion Price to Avoid Tax Effects.

The board of directors of the Corporation may make such reductions in the Conversion Price, in addition to those required by this Section 5(g), as shall be determined by the board of directors of the Corporation in good faith to be advisable in order to avoid taxation to the recipients so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes.

(vii)       No Adjustment for Participating Transactions.

The Corporation shall not make any adjustment pursuant to this Section 5(g) if Holders of shares of Series B Preferred Stock are permitted to participate, concurrently with the holders of Common Stock and on an as-converted basis, in any transaction described in this Section 5(g).

(viii)       No Adjustment for Other Actions or Transactions.

No adjustment shall be made to the conversion rights of the Series B Preferred Stock except as specifically set forth in this Section 5(g).

(ix)       Successive Adjustments; Multiple Adjustments.

After an adjustment is made to the Conversion Price under this Section 5, any subsequent event requiring an adjustment under this Section 5 shall cause an adjustment to such Conversion Price, as so adjusted.

6.       Voting.

(a)       The Holders of shares of Series B Preferred Stock shall only have such voting rights as provided for in this Section 6 or as otherwise specifically required by law, the Certificate of Incorporation or the Bylaws.

(b)       As to matters upon which Holders of shares of Series B Preferred Stock are entitled to vote as a class, the Holders of Series B Preferred Stock will be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which such shares of Series B Preferred Stock are convertible as if such shares of Series B Preferred Stock were converted at “market value” on the date the shares of Series B Preferred Stock were issued as of the record date for such vote or written consent or, if there is no specified record date, as of the date such vote is taken or such written consent is first executed.  The approval of any such matters required to be submitted to such vote will be determined by the Holders holding a majority of the issued and outstanding shares of the Series B Preferred Stock.  Each Holder of outstanding shares of Series B Preferred Stock shall be entitled to notice of all stockholder meetings (or requests for written consent), including any meetings where the Holders of shares of Series B Preferred Stock are entitled to vote as a class, in each case, in accordance with the Bylaws.

(c)       Each Holder of outstanding shares of Series B Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation,

APPENDIX-11

by written action of stockholders in lieu of a meeting or otherwise), except as provided by law.  In any such vote, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which such share of Series B Preferred Stock is convertible as if such share of Series B Preferred Stock was converted at “market value” on the date the share of Series B Preferred Stock was issued as of the record date for such vote or written consent or, if there is no specified record date, as of the date such vote is taken or such written consent is first executed.

(d)       In addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Bylaws, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Holders of at least a majority of the number of shares of Series B Preferred Stock then outstanding:

(i)       Authorize, create (by reclassification or otherwise) or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, any Senior Stock (or amend the terms of any existing shares to provide for such ranking);

(ii)       Authorize, create (by reclassification or otherwise) or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for shares of, Series B Preferred Stock or Parity Stock (or amend the terms of any existing shares to provide for such ranking) except for (i) any outstanding balance of authorized Series A Preferred Stock existing as of the Original Issue Date, (ii) Series B Preferred Stock or (iii) Series C Preferred Stock, in each case, not to exceed an aggregate purchase price of $50,000,000; or

(iii)       take any other corporate action that adversely affects any of the rights, preferences or privileges of the Series B Preferred Stock; provided,  however, that for the avoidance of doubt this Section 6(d)(iii)  shall not refer to any commercial or business decision made by the Corporation that may affect the value of the Series B Preferred Stock but does not change its rights, preferences or privileges (such as the incurrence of debt) ) or the issuance of Parity Stock permitted by Section 6(d)(ii).

(e)       In addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Bylaws, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Holders of at least a majority of the number of shares of Series B Preferred Stock then outstanding: (i) amend, alter or repeal any of the provisions of the Certificate of Incorporation so as to affect adversely the powers, designations, preferences or rights of the Series B Preferred Stock or the Holders thereof; provided,  however, that, for the avoidance of doubt, an amendment to the Certificate of Incorporation to authorize or create, or to increase the authorized amount of, any Junior Stock or Parity Stock will not be deemed to affect adversely the powers, designations, preferences or rights of the Series B Preferred Stock or the Holders thereof, or (ii) amend, alter or repeal any of the provisions of this Certificate of Designations.

For the avoidance of doubt, nothing herein limits the ability of the Corporation to issue Common Stock or incur indebtedness (other than indebtedness convertible or exchangeable for shares of Senior Stock, Series B Preferred Stock or Parity Stock).

7.Uncertificated Shares and Certificated Shares; Transfer of Shares; Record Holders.

(a)       Restrictive Legends.

(i)       Legends. Until such time as the Series B Preferred Stock and Common Stock issued upon the conversion of Series B Preferred Stock, as applicable, have been sold pursuant to an effective registration statement under the Securities Act, or the Series B Preferred Stock or Common Stock issued upon the conversion of Series B Preferred Stock, as applicable, are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, each book-entry account or certificate issued with respect to a share of Series B Preferred Stock or any Common Stock issued upon the conversion of Series B Preferred Stock will, in addition to any legend

APPENDIX-12

required in respect of the Series B Purchase Agreement or any other agreement applicable to such shares, contain a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS, IF ANY. IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, PRIOR TO THE REGISTRATION OF ANY TRANSFER OTHER THAN TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE ON RULE 144A PROMULGATED UNDER THE SECURITIES ACT OR A TRANSFER TO THE CORPORATION, THE CORPORATION RESERVES THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS, IF ANY.

THESE SECURITIES ARE SUBJECT TO LIMITATIONS ON TRANSFER CONTAINED IN (A) THAT CERTAIN SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF AUGUST [•], 2018, BY AND BETWEEN NEXTDECADE CORPORATION, A DELAWARE CORPORATION (THE “CORPORATION”), AND THE PURCHASERS (AS DEFINED THEREIN).

(ii)       Removal of Legend.  In connection with a sale of the Series B Preferred Stock or Common Stock issued upon the conversion of Series B Preferred Stock, as applicable, in reliance on Rule 144 promulgated under the Securities Act, the applicable holder or its broker shall deliver to the Corporation a broker representation letter providing to the Corporation any information the Corporation reasonably deems necessary to determine that such sale is made in compliance with Rule 144 promulgated under the Securities Act, including, as may be appropriate, a certification that such holder is not an affiliate of the Corporation (as defined in Rule 144 promulgated under the Securities Act) and a certification as to the length of time the applicable equity interests have been held. Upon receipt of such representation letter, the Corporation shall promptly remove the restrictive legend, and the Corporation shall bear all costs associated with the removal of such legend.  At such time as the Series B Preferred Stock and Common Stock issued upon the conversion of Series B Preferred Stock, as applicable, (A) have been sold pursuant to an effective registration statement under the Securities Act, (B) have been held by the applicable holder for more than one year where the holder is not, and has not been in the preceding three months, an affiliate of the Corporation (as defined in Rule 144 promulgated under the Securities Act), or (C) no longer require such restrictive legend, as set forth in an opinion of counsel reasonably satisfactory to the Corporation, if the restrictive legend is still in place, the Corporation agrees, upon request of such holder, to take all steps necessary to promptly effect the removal of such legend, and the Corporation shall bear all costs associated with such removal of such legend.  The Corporation shall cooperate with the applicable holder to effect the removal of such legend at any time such legend is no longer appropriate.

(b)       Shares of Series B Preferred Stock.

(i)       Form and Dating.  Unless otherwise requested in writing by a Holder to the Company, the shares of Series B Preferred Stock and any shares of Common Stock issued upon conversion thereof shall be in uncertificated, book-entry form.  If certificated shares of Series B Preferred Stock are requested by a Holder, then certificates representing shares of Series B Preferred Stock and the Transfer Agent’s certificate of authentication will be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designations. Each Series B Preferred Stock certificate may have notations, legends or endorsements required by law or stock exchange rules, provided that any such notation, legend or endorsement is in a form acceptable to the Corporation.  Each Series B Preferred Stock certificate will be dated the date of its authentication.

APPENDIX-13

(ii)       Execution and Authentication. Two officers of the Corporation shall sign each Series B Preferred Stock certificate for the Corporation by manual or facsimile signature.

(A)       If an officer of the Corporation whose signature is on a Series B Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Series B Preferred Stock certificate, the Series B Preferred Stock certificate will be valid nevertheless.

(B)       A Series B Preferred Stock certificate will not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Series B Preferred Stock certificate. The signature will be conclusive evidence that the Series B Preferred Stock certificate has been authenticated under this Certificate of Designations.

(C)       The Transfer Agent shall authenticate and deliver certificates for shares of Series B Preferred Stock for original issue upon a written order of the Corporation signed by two officers of the Corporation. Such order will specify the number of shares of Series B Preferred Stock to be authenticated and the date on which the original issue of the Series B Preferred Stock is to be authenticated.

(D)       The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Corporation to authenticate the certificates for the Series B Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Series B Preferred Stock whenever the Transfer Agent may do so. Each reference in this Certificate of Designations to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

(iii)       Transfer. When any certificate representing shares of Series B Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such shares, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided,  however, that such shares being surrendered for transfer will be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Corporation and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing, and accompanied by a certification in substantially the form of Exhibit B hereto.

(iv)       Replacement Certificates. If any of the Series B Preferred Stock certificates are mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series B Preferred Stock certificate, or in lieu of and substitution for the Series B Preferred Stock certificate lost, stolen or destroyed, a new Series B Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series B Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series B Preferred Stock certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent.

(v)       Cancellation. In the event the Corporation purchases or otherwise acquires certificates representing shares of Series B Preferred Stock, the same will thereupon be delivered to the Transfer Agent for cancellation. The Transfer Agent and no one else shall cancel and destroy all Series B Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Corporation unless the Corporation directs the Transfer Agent to deliver canceled Series B Preferred Stock certificates to the Corporation.  The Corporation may not issue new Series B Preferred Stock certificates to replace Series B Preferred Stock certificates to the extent they evidence Series B Preferred Stock which the Corporation has purchased or otherwise acquired.

(c)       Record Holders.  Prior to due presentment for registration of transfer of any shares of Series B Preferred Stock, the Transfer Agent and the Corporation may deem and treat the Person in whose name such shares are registered as the absolute owner of such Series B Preferred Stock, and neither the Transfer Agent nor the Corporation shall be affected by notice to the contrary.

APPENDIX-14

(d)       No Obligation of the Transfer Agent.  The Transfer Agent will have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Certificate of Designations or under applicable law with respect to any transfer of any interest in any Series B Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Certificate of Designations, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

8.No Other Rights.

Without limiting the rights and obligations of the Corporation and any Holder of Series B Preferred Stock pursuant to any contract or agreement between the Corporation and any such Holder of Series B Preferred Stock, the shares of Series B Preferred Stock will not have any powers, designations, preferences or relative, participating, optional or other special rights, nor will there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth in this Certificate of Designations, the Certificate of Incorporation, the Bylaws or as may be provided by law.

[Signature page follows]

APPENDIX-15

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed and attested this day of [•], 2018.

THE CORPORATION:

NEXTDECADE CORPORATION

By:
Name:
Title:

Attest:
Name:
Title:

Signature page to Certificate of Designations of

Series B Convertible Preferred Stock of NextDecade Corporation

EXHIBIT A

FORM OF SERIES B CONVERTIBLE PREFERRED STOCK

FACE OF SECURITY

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS, IF ANY. IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, PRIOR TO THE REGISTRATION OF ANY TRANSFER OTHER THAN TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE ON RULE 144A PROMULGATED UNDER THE SECURITIES ACT OR A TRANSFER TO THE CORPORATION, THE CORPORATION RESERVES THE RIGHT TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS, IF ANY.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO LIMITATIONS ON TRANSFER CONTAINED IN THAT CERTAIN SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT DATED AS OF AUGUST [•], 2018, BY AND BETWEEN NEXTDECADE CORPORATION, A DELAWARE CORPORATION (THE “CORPORATION”), AND THE PURCHASERS (AS DEFINED THEREIN).

EXHIBIT A-1

Certificate Number	[•] Shares of
[•]	Series B Convertible Preferred Stock

Series B Convertible Preferred Stock

of

NEXTDECADE CORPORATION

NEXTDECADE CORPORATION, a Delaware corporation (the “Corporation”), hereby certifies that [•] (the “Holder”) is the registered owner of [•] fully paid and non-assessable shares of preferred stock, par value $.0001 per share, of the Corporation designated as the Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The shares of Series B Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series B Preferred Stock represented hereby are issued and will in all respects be subject to the provisions of the Certificate of Designations adopted by the Corporation on [•], 2018, as the same may be amended from time to time (the “Certificate of Designations”). Capitalized terms used but not otherwise defined herein will have the respective meanings given to such terms in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to select provisions of the Series B Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which provisions and the Certificate of Designations will for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, these shares of Series B Preferred Stock will not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has executed this certificate this [•] day of [•], 2018.

NEXTDECADE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A-2

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

These are shares of the Series B Preferred Stock referred to in the within-mentioned Certificate of Designations.

Dated: [•], 2018

[Continental Stock Transfer & Trust Company],
as Transfer Agent,

By:
Authorized Signatory

EXHIBIT A-3

REVERSE OF SECURITY

The shares of Series B Preferred Stock will be convertible into shares of the Corporation’s Common Stock at the option of the Holder or the Corporation and redeemable by the Corporation, in each case, upon the satisfaction of the respective conditions and in the respective manner and according to the respective terms set forth in the Certificate of Designations.

The Corporation will furnish without charge to each Holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences or rights.

EXHIBIT A-4

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series B Preferred Stock evidenced hereby to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Series B Preferred Stock evidenced hereby on the books of the Transfer Agent. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Series B Preferred Stock Certificate)

Signature Guarantee:	[1]

1  Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-5

EXHIBIT B

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re:Series B Convertible Preferred Stock (the “Series B Preferred Stock”) of NextDecade Corporation, a Delaware corporation (the “Corporation”)

This Certificate relates to [•] shares of Series B Preferred Stock held by [•] (the “Transferor”).

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Series B Preferred Stock.

In connection with such request and in respect of such Series B Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Designations relating to the above-captioned Series B Preferred Stock and that the transfer of this Series B Preferred Stock does not require registration under the Securities Act of 1933, as amended (the “Securities Act”), because (please check the applicable box):

☐           such shares of Series B Preferred Stock are being acquired for the Transferor’s own account without transfer;

☐           such shares of Series B Preferred Stock are being transferred to the Corporation;

☐           such shares of Series B Preferred Stock are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐           such shares of Series B Preferred Stock are being transferred in reliance on, and in compliance with, another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Corporation so requests).

[•]

By:

Date:

EXHIBIT B-1

SPECIAL MEETING OF NEXTDECADE CORPORATION					Special Meeting of NextDecade Corporation
Date: September 25, 2018 Time: 9:00 A.M. (Local Time) Place: Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002					to be held on September 25, 2018 for Holders as of August 28, 2018 This proxy is being solicited on behalf of the Board of Directors
Please make your marks like this: ☒ Use dark black pencil or pen only
					INTERNET	VOTED BY:	Call TELEPHONE
The Board of Directors recommends you vote FOR PROPOSAL NUMBER ONE, PROPOSAL NUMBER TWO AND PROPOSAL NUMBER THREE:					Go To
					www.proxypush.com/NEXT		866-892-1461
				Directors	• Cast your vote online.	OR	• Use any touch-tone telephone.
Proposal Number One:	For	Against	Abstain	Recommend	• View Meeting Documents.		• Have your Proxy Card/Voting Instruction Form ready.
To approve the issuance of $29.055 million of Series B Convertible Preferred Stock pursuant to the Series B Convertible Preferred Stock Purchase Agreement.	◻	◻	◻	For		MAIL	• Follow the simple recorded instructions.

Proposal Number Two:

To authorize the Company to issue up to approximately an additional $20.945 million of Series B Convertible Preferred Stock on the same or more favorable terms to the Company as the Series B Convertible Preferred Stock issued pursuant to the Series B Convertible Preferred Stock Purchase Agreement.

	◻	◻	◻	For

Proposal Number Three:

To authorize the Company to grant each holder of Series A Convertible Preferred Stock the right to purchase its pro rata share (with respect to such stockholder’s proportion of outstanding Series A Convertible Preferred Stock and Series B Convertible Preferred Stock) of any future issuance of Series C Convertible Preferred Stock.

	◻	◻	◻	For
In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.					OR		• Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Matthew K. Schatzman and Krysta De Lima, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of NextDecade Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBER ONE, “FOR” PROPOSAL NUMBER TWO AND “FOR” PROPOSAL THREE.

All votes must be received by 5:00 P.M., Eastern Time, September 24, 2018.

PROXY TABULATOR FOR
NEXTDECADE CORPORATION
P.O. BOX 8016
CARY, NC 27512-9903

Signature should agree with name printed hereon. If shares of Company common stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

EVENT #

Please Sign Here		Please Date Above
CLIENT #

Please Sign Here		Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing per proxy.

OFFICE #

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Proxy — NextDecade Corporation

Special Meeting of Stockholders

September 25, 2018, (9:00) a.m. (Central Daylight Time)

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Matthew K. Schatzman and Krysta De Lima (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock and Series A Preferred Stock of NextDecade Corporation, a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002, on September 25, 2018 at (9:00) a.m. (CST) and all adjournments thereof.

The purpose of the Special Meeting is to take action on the following:

1.     To approve the issuance of $29.055 million of Series B Convertible Preferred Stock pursuant to the Series B Convertible Preferred Stock Purchase Agreement.

2.     To authorize the Company to issue up to an additional $20.945 million of Series B Convertible Preferred Stock on the same or more favorable terms to the Company as the Series B Convertible Preferred Stock issued pursuant to the Series B Convertible Preferred Stock Purchase Agreement.

3.     To authorize the Company to grant each holder of Series A Convertible Preferred Stock the right to purchase its pro rata share (with respect to such stockholder’s proportion of outstanding Series A Convertible Preferred Stock and Series B Convertible Preferred Stock) of any future issuance of Series C Convertible Preferred Stock.

In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark the box.	☐

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